LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the Annual Report for the period ended December 31, 2003.

The year 2003 brought its share of turmoil and uncertainty, from terrorism and military conflicts to rising energy prices and the falling value of the U.S. dollar in world markets. Of course, there were encouraging signs too, with the equity markets turning positive for the first time since 1999. The Dow Jones Industrial Average (DJIA)(1), the NASDAQ Composite(2), and S&P(R) 500 Index(3) all finished the year with double-digit increases. And the Gross Domestic Product (GDP)(4) was up strongly at year-end.

Regardless of the challenges we face ahead, I want you to know that New York Life Insurance and Annuity Corporation (NYLIAC) and its parent company, New York Life Insurance Company, will be there to help you navigate through these uncertain times. Since we opened our doors for business in 1845, our values of financial strength, integrity and humanity have enabled us to grow and meet our obligations through history's ups and downs. Our commitment to your financial security has always been our top priority -- and you can be certain it will remain so.

NYLIAC's variable annuity and variable life policies were designed to help you attain your long-term financial goals. They offer a variety of investment divisions(5) and features to assist you in developing a diverse and disciplined investment strategy to help you meet your objectives.

Please take an opportunity to review this Annual Report. It provides performance data, portfolio manager commentaries, individual portfolio holdings and separate account financial statements for each of the investment divisions in your policy, and is an excellent source of information on the investment allocations you have chosen. Policyowners of NYLIAC Facilitator(R) Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 18 for their respective financial statements.

We sincerely value the trust you have placed in NYLIAC and New York Life. Rest assured, you can count on us to be there when you need us -- just as generations of Americans have been doing for more than a century and a half.

Sincerely,

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

January 2004

(1) Dow Jones Industrial Average (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure and other service oriented firms. An investment cannot be made directly into an index.

(2) NASDAQ Composite Index is an unmanaged market value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market and includes over 5,000 companies. Each company's security affects the index in proportion to its market value. The market value is calculated throughout the trading day and is related to the total value of the Index. An investment cannot be made directly into an index.

(3) S&P 500(R) -- "Standard & Poor's 500 Composite Price Index(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions. An investment cannot be made directly into an index.

(4) Gross Domestic Product (GDP) is the monetary value of all goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments and exports minus imports.

(5) The investment divisions offered through the NYLIAC's MFA and VLI policies are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP Series
    Fund, Inc., at net asset value......  $ 46,367,309   $112,329,057   $ 15,872,743   $ 36,291,588   $  1,945,322   $  3,696,993

LIABILITIES
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................      (153,563)      (369,458)       (50,335)      (114,865)        (6,115)       (11,828)
    Administrative charges..............            --       (147,783)            --        (45,946)            --         (4,731)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 46,213,746   $111,811,816   $ 15,822,408   $ 36,130,777   $  1,939,207   $  3,680,434
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 46,213,746   $111,811,816   $ 15,822,408   $ 36,130,777   $  1,939,207   $  3,680,434
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      59.13   $      53.50   $      42.48   $      38.43   $      23.02   $      20.83
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 57,569,709   $128,476,828   $ 15,492,666   $ 35,123,391   $  1,945,347   $  3,697,017
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    433,789   $  1,051,659   $    650,536   $  1,488,431   $     14,524   $     26,549
  Mortality and expense risk charges....      (527,033)    (1,251,108)      (206,473)      (464,589)       (26,807)       (49,217)
  Administrative charges................            --       (500,443)            --       (185,835)            --        (19,687)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......       (93,244)      (699,892)       444,063        838,007        (12,283)       (42,355)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     6,009,246      9,824,581      2,451,949      3,555,843        525,502        832,386
  Cost of investments sold..............    (7,277,556)    (9,795,036)    (2,444,646)    (3,294,025)      (525,484)      (832,360)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    (1,268,310)        29,545          7,303        261,818             18             26
  Realized gain distribution received...            --             --        388,717        889,389             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    10,824,547     22,834,629       (310,825)      (990,888)          (120)          (215)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     9,556,237     22,864,174         85,195        160,319           (102)          (189)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  9,462,993   $ 22,164,282   $    529,258   $    998,326   $    (12,385)  $    (42,544)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                           -----------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                           -----------------------------      ------------------------------
                                                              2003              2002              2003              2002
                                                           -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).........................  $   (93,244)     $   (214,067)     $   (699,892)     $ (1,026,865)
    Net realized gain (loss) on investments..............   (1,268,310)         (909,056)           29,545         1,775,064
    Realized gain distribution received..................           --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments........................................   10,824,547       (14,730,777)       22,834,629       (36,346,969)
                                                           -----------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations..................................    9,462,993       (15,853,900)       22,164,282       (35,598,770)
                                                           -----------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals..........................................      156,646           340,525         1,435,983         1,686,411
    Policyowners' surrenders.............................   (4,165,823)       (7,951,061)       (7,117,647)      (10,832,339)
    Policyowners' annuity and death benefits, net of
      reversals..........................................     (245,183)         (445,616)         (278,866)         (491,572)
    Net transfers from (to) Fixed Account................     (756,664)       (1,243,898)       (1,179,601)       (2,012,263)
    Transfers between Investment Divisions...............     (195,506)         (697,380)         (175,604)         (661,990)
                                                           -----------      ------------      ------------      ------------
      Net contributions and (withdrawals)................   (5,206,530)       (9,997,430)       (7,315,735)      (12,311,753)
                                                           -----------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account............................      (22,659)           49,697           (75,688)          152,122
                                                           -----------      ------------      ------------      ------------
        Increase (decrease) in net assets................    4,233,804       (25,801,633)       14,772,859       (47,758,401)
NET ASSETS:
    Beginning of year....................................   41,979,942        67,781,575        97,038,957       144,797,358
                                                           -----------      ------------      ------------      ------------
    End of year..........................................  $46,213,746      $ 41,979,942      $111,811,816      $ 97,038,957
                                                           ===========      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                       BOND INVESTMENT                                         MONEY MARKET
                          DIVISIONS                                        INVESTMENT DIVISIONS
    ------------------------------------------------------   -------------------------------------------------
          Single Premium             Flexible Premium            SINGLE PREMIUM           FLEXIBLE PREMIUM
             Policies                    Policies                   POLICIES                  POLICIES
    --------------------------   -------------------------   -----------------------   -----------------------
       2003           2002          2003          2002          2003         2002         2003         2002
    ----------------------------------------------------------------------------------------------------------
    $   444,063   $    522,609   $   838,007   $   961,526   $  (12,283)  $    2,571   $  (42,355)  $  (16,884)
          7,303        109,881       261,818       (15,017)          18           53           26           59
        388,717         15,247       889,389        33,120           --           14           --           25
       (310,825)       719,167      (990,888)    1,758,875         (120)          90         (215)         173
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
        529,258      1,366,904       998,326     2,738,504      (12,385)       2,728      (42,544)     (16,627)
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
         95,155        144,800       593,122       543,374       24,628       15,722      199,265      260,390
     (1,880,676)    (2,383,579)   (2,629,185)   (3,294,017)    (145,091)    (711,287)    (558,580)    (582,047)
       (120,810)      (111,610)      (64,963)     (193,999)      (6,582)     (14,026)      (4,095)     (47,493)
       (204,454)      (227,796)     (452,551)     (155,507)    (276,397)    (160,961)    (164,297)    (183,397)
        128,767        295,309        53,073       380,974       66,764      401,000      123,894      277,689
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,982,018)    (2,282,876)   (2,500,504)   (2,719,175)    (336,678)    (469,552)    (403,813)    (274,858)
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
         (1,477)        (3,308)       (4,618)       (9,787)         (36)         (87)         (91)        (201)
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,454,237)      (919,280)   (1,506,796)        9,542     (349,099)    (466,911)    (446,448)    (291,686)
     17,276,645     18,195,925    37,637,573    37,628,031    2,288,306    2,755,217    4,126,882    4,418,568
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
    $15,822,408   $ 17,276,645   $36,130,777   $37,637,573   $1,939,207   $2,288,306   $3,680,434   $4,126,882
    ===========   ============   ===========   ===========   ==========   ==========   ==========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 58,822,459   $ 12,046,907   $ 27,951,201   $  3,833,786   $  2,385,272   $    364,639

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................      (194,010)       (39,647)       (89,178)       (12,063)        (7,695)        (1,186)
    Administrative charges..............            --        (15,859)            --         (4,825)            --           (475)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 58,628,449   $ 11,991,401   $ 27,862,023   $  3,816,898   $  2,377,577   $    362,978
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 58,628,449   $ 11,991,401   $ 27,862,023   $  3,816,898   $  2,377,577   $    362,978
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      59.13   $      53.50   $      42.64   $      38.49   $      23.02   $      20.83
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 73,213,133   $ 14,173,196   $ 27,278,321   $  3,764,606   $  2,385,298   $    364,657
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    550,468   $    112,752   $  1,145,967   $    157,182   $     18,515   $      3,135
  Mortality and expense risk charges....      (663,729)      (134,763)      (367,903)       (48,713)       (34,091)        (5,675)
  Administrative charges................            --        (53,905)            --        (19,485)            --         (2,270)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (113,261)       (75,916)       778,064         88,984        (15,576)        (4,810)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     7,147,872      1,198,314      4,380,352        382,157        873,023        294,641
  Cost of investments sold..............    (8,713,476)    (1,298,780)    (4,163,298)      (333,582)      (872,991)      (294,630)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    (1,565,604)      (100,466)       217,054         48,575             32             11
  Realized gain distribution received...            --             --        684,755         93,922             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    13,638,791      2,572,323       (747,422)      (125,568)          (160)           (31)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    12,073,187      2,471,857        154,387         16,929           (128)           (20)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $ 11,959,926   $  2,395,941   $    932,451   $    105,913   $    (15,704)  $     (4,830)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                             ---------------------------------------------------------------
                                                                    SINGLE PREMIUM                    FLEXIBLE PREMIUM
                                                                       POLICIES                           POLICIES
                                                             -----------------------------      ----------------------------
                                                                2003              2002             2003             2002
                                                             ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $  (113,261)     $   (277,377)     $   (75,916)     $  (104,810)
    Net realized gain (loss) on investments................   (1,565,604)       (1,719,196)        (100,466)         117,338
    Realized gain distribution received....................           --                --               --               --
    Change in unrealized appreciation (depreciation) on
      investments..........................................   13,638,791       (17,931,213)       2,572,323       (3,717,092)
                                                             -----------      ------------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations.........................................   11,959,926       (19,927,786)       2,395,941       (3,704,564)
                                                             -----------      ------------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals............................................      211,604          (124,985)         115,700          131,087
    Policyowners' surrenders...............................   (4,541,523)       (7,279,601)        (872,344)        (553,523)
    Policyowners' annuity and death benefits, net of
      reversals............................................     (570,018)       (1,717,610)         (31,154)        (135,179)
    Net transfers from (to) Fixed Account..................     (482,661)       (1,364,770)         (65,982)         (84,955)
    Transfers between Investment Divisions.................      (18,896)       (1,431,626)         146,560         (200,038)
                                                             -----------      ------------      -----------      -----------
      Net contributions and (withdrawals)..................   (5,401,494)      (11,918,592)        (707,220)        (842,608)
                                                             -----------      ------------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................      (28,573)           62,659           (8,187)          15,753
                                                             -----------      ------------      -----------      -----------
        Increase (decrease) in net assets..................    6,529,859       (31,783,719)       1,680,534       (4,531,419)
NET ASSETS:
  Beginning of year........................................   52,098,590        83,882,309       10,310,867       14,842,286
                                                             -----------      ------------      -----------      -----------
  End of year..............................................  $58,628,449      $ 52,098,590      $11,991,401      $10,310,867
                                                             ===========      ============      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                      BOND INVESTMENT                                       MONEY MARKET
                         DIVISIONS                                      INVESTMENT DIVISIONS
    ----------------------------------------------------   ----------------------------------------------
          Single Premium            Flexible Premium           SINGLE PREMIUM          FLEXIBLE PREMIUM
             Policies                   Policies                  POLICIES                 POLICIES
    --------------------------   -----------------------   -----------------------   --------------------
       2003           2002          2003         2002         2003         2002        2003        2002
    -----------------------------------------------------------------------------------------------------
    $   778,064   $    909,350   $   88,984   $  100,567   $  (15,576)  $    4,285   $  (4,810)  $ (2,454)
        217,054        127,694       48,575       39,815           32           97          11         16
        684,755         26,374       93,922        3,485           --           23          --          4
       (747,422)     1,285,488     (125,568)     145,844         (160)         119         (31)        12
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
        932,451      2,348,906      105,913      289,711      (15,704)       4,524      (4,830)    (2,422)
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
         79,147         24,595       48,181       57,490       10,001           --       6,365      9,819
     (1,883,547)    (3,244,711)    (225,676)    (368,027)    (327,733)    (870,963)    (50,206)   (68,340)
       (270,120)      (600,228)     (41,750)     (39,830)     (64,771)      (7,001)         --     (4,971)
     (1,240,555)      (263,525)      (3,189)     (18,485)    (188,676)    (455,768)    (61,490)        --
        173,875      1,137,123      (26,946)      27,857     (154,321)     299,379    (120,114)   171,347
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
     (3,141,200)    (2,946,746)    (249,380)    (340,995)    (725,500)  (1,034,353)   (225,445)   107,855
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
         (2,625)        (5,644)        (484)      (1,040)         (47)        (132)        (11)       (29)
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
     (2,211,374)      (603,484)    (143,951)     (52,324)    (741,251)  (1,029,961)   (230,286)   105,404
     30,073,397     30,676,881    3,960,849    4,013,173    3,118,828    4,148,789     593,264    487,860
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
    $27,862,023   $ 30,073,397   $3,816,898   $3,960,849   $2,377,577   $3,118,828   $ 362,978   $593,264
    ===========   ============   ==========   ==========   ==========   ==========   =========   ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Growth Equity Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 2003, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,473         5,990         1,184         2,707         1,945          3,697
Identified cost............................  $57,570       $128,477      $15,493       $35,123       $ 1,945       $  3,697
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    3,137           642         2,085           286         2,385            365
Identified cost............................  $73,213       $14,173       $27,278       $ 3,765       $ 2,385       $    365

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2003 were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   697       $ 1,792       $ 1,296       $ 2,774       $   175       $    384
Proceeds from sales........................    6,009         9,825         2,452         3,556           526            832
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,619       $   414       $ 2,694       $   315       $   129       $     64
Proceeds from sales........................    7,148         1,198         4,380           382           873            295

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
The changes in units outstanding for the years ended December 31, 2003 and December 31, 2002 were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2003           2002           2003           2002
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued................................................       4              5             32             34
Units redeemed..............................................    (108)          (189)          (194)          (284)
                                                                ----           ----           ----           ----
    Net increase (decrease).................................    (104)          (184)          (162)          (250)
                                                                ====           ====           ====           ====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued................................................       4             --              6              3
Units redeemed..............................................    (112)          (224)           (21)           (20)
                                                                ----           ----           ----           ----
    Net increase (decrease).................................    (108)          (224)           (15)           (17)
                                                                ====           ====           ====           ====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2003       2002       2003       2002       2003       2002       2003       2002
    -------------------------------------------------------------------------------------
         5         12         17         25          4         19         16         26
       (53)       (70)       (83)      (101)       (19)       (39)       (35)       (39)
     -----      -----      -----      -----      -----      -----      -----      -----
       (48)       (58)       (66)       (76)       (15)       (20)       (19)       (13)
     =====      =====      =====      =====      =====      =====      =====      =====
         6         30          1          3         --         13         --          8
       (81)      (105)        (8)       (12)       (32)       (57)       (11)        (3)
     -----      -----      -----      -----      -----      -----      -----      -----
       (75)       (75)        (7)        (9)       (32)       (44)       (11)         5
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000 and 1999:

                                                                          SINGLE PREMIUM POLICIES (A)
             COMMON STOCK INVESTMENT DIVISIONS                ----------------------------------------------------
                                                                2003       2002       2001       2000       1999
                                                              ----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 46,214   $ 41,980   $ 67,782   $100,094   $125,974
Units Outstanding...........................................       782        886      1,070      1,294      1,555
Variable Accumulation Unit Value............................  $  59.13   $  47.38   $  63.34   $  77.35   $  81.03
Total Return................................................     24.8%     (25.2%)    (18.1%)     (4.5%)     28.4%
Investment Income Ratio.....................................      1.0%       0.8%       0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 58,628   $ 52,099   $ 83,882   $125,958   $148,341
Units Outstanding...........................................       992      1,100      1,324      1,628      1,831
Variable Accumulation Unit Value............................  $  59.13   $  47.38   $  63.34   $  77.35   $  81.03
Total Return................................................     24.8%     (25.2%)    (18.1%)     (4.5%)     28.4%
Investment Income Ratio.....................................      1.0%       0.8%       0.6%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                              ----------------------------------------------------
                                                                2003       2002       2001       2000       1999
                                                              ----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $111,812   $ 97,039   $144,797   $197,591   $237,203
Units Outstanding...........................................     2,090      2,252      2,502      2,781      3,171
Variable Accumulation Unit Value............................  $  53.50   $  43.08   $  57.88   $  71.05   $  74.80
Total Return................................................     24.2%     (25.6%)    (18.5%)     (5.0%)     27.7%
Investment Income Ratio.....................................      1.1%       0.9%       0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 11,991   $ 10,311   $ 14,842   $ 19,395   $ 22,173
Units Outstanding...........................................       224        239        256        273        296
Variable Accumulation Unit Value............................  $  53.50   $  43.08   $  57.88   $  71.05   $  74.80
Total Return................................................     24.2%     (25.6%)    (18.5%)     (5.0%)     27.7%
Investment Income Ratio.....................................      1.0%       0.9%       0.7%

    Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                        SINGLE PREMIUM POLICIES (A)
                 BOND INVESTMENT DIVISIONS                    -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $15,822   $17,277   $18,196   $18,734   $27,189
Units Outstanding...........................................      372       420       478       531       836
Variable Accumulation Unit Value............................  $ 42.48   $ 41.15   $ 38.06   $ 35.27   $ 32.52
Total Return................................................     3.2%      8.1%      7.9%      8.5%     (2.8%)
Investment Income Ratio.....................................     3.9%      4.2%      4.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $27,862   $30,073   $30,677   $31,279   $47,523
Units Outstanding...........................................      653       728       803       884     1,456
Variable Accumulation Unit Value............................  $ 42.64   $ 41.31   $ 38.20   $ 35.40   $ 32.64
Total Return................................................     3.2%      8.1%      7.9%      8.5%     (2.8%)
Investment Income Ratio.....................................     3.9%      4.3%      4.6%

                                                                       FLEXIBLE PREMIUM POLICIES (B)
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $36,131   $37,638   $37,628   $37,963   $43,647
Units Outstanding...........................................      940     1,006     1,082     1,172     1,454
Variable Accumulation Unit Value............................  $ 38.43   $ 37.42   $ 34.78   $ 32.39   $ 30.02
Total Return................................................     2.7%      7.6%      7.4%      7.9%     (3.2%)
Investment Income Ratio.....................................     4.0%      4.3%      4.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 3,817   $ 3,961   $ 4,013   $ 4,216   $ 4,799
Units Outstanding...........................................       99       106       115       130       160
Variable Accumulation Unit Value............................  $ 38.49   $ 37.48   $ 34.84   $ 32.44   $ 30.06
Total Return................................................     2.7%      7.6%      7.4%      7.9%     (3.3%)
Investment Income Ratio.....................................     4.0%      4.3%      4.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                     SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                              ------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $1,939   $2,288   $2,755   $2,847   $3,485
Units Outstanding...........................................      84       99      119      126      162
Variable Accumulation Unit Value............................  $23.02   $23.15   $23.13   $22.56   $21.53
Total Return................................................   (0.6%)    0.1%     2.5%     4.8%     3.5%
Investment Income Ratio.....................................    0.7%     1.4%     3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $2,378   $3,119   $4,149   $4,867   $5,685
Units Outstanding...........................................     103      135      179      216      264
Variable Accumulation Unit Value............................  $23.02   $23.15   $23.13   $22.56   $21.53
Total Return................................................   (0.6%)    0.1%     2.5%     4.8%     3.5%
Investment Income Ratio.....................................    0.7%     1.4%     3.8%

                                                                    FLEXIBLE PREMIUM POLICIES (B)
                                                              ------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                              ------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $3,680   $4,127   $4,419   $4,890   $5,947
Units Outstanding...........................................     177      196      209      236      299
Variable Accumulation Unit Value............................  $20.83   $21.06   $21.14   $20.72   $19.88
Total Return................................................   (1.1%)   (0.4%)    2.0%     4.2%     3.1%
Investment Income Ratio.....................................    0.7%     1.4%     3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  363   $  593   $  488   $  545   $  831
Units Outstanding...........................................      17       28       23       26       42
Variable Accumulation Unit Value............................  $20.83   $21.06   $21.14   $20.72   $19.88
Total Return................................................   (1.1%)   (0.4%)    2.0%     4.2%     3.1%
Investment Income Ratio.....................................    0.7%     1.3%     3.8%

    Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $27,847,086     $10,246,257     $ 1,703,403

LIABILITIES
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       25,646           9,022           1,496
                                                              -----------     -----------     -----------
      Total net assets......................................  $27,821,440     $10,237,235     $ 1,701,907
                                                              ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $27,821,440     $10,237,235     $ 1,701,907
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $30,748,234     $10,000,467     $ 1,703,402
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $   260,942     $   420,053     $    11,407
  Mortality and expense risk charges........................      (85,648)        (35,867)         (5,966)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      175,294         384,186           5,441
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    1,531,150         711,045          95,770
  Cost of investments sold..................................   (1,464,993)       (698,840)        (95,765)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............       66,157          12,205               5
  Realized gain distribution received.......................           --         250,996              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    5,561,591        (228,884)            (87)
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................    5,627,748          34,317             (82)
                                                              -----------     -----------     -----------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ 5,803,042     $   418,503     $     5,359
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2003          2002          2003          2002          2003          2002
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........  $   175,294   $   151,835   $   384,186   $   402,404   $     5,441   $    16,426
    Net realized gain (loss) on
      investments..........................       66,157       151,062        12,205        26,752             5            13
    Realized gain distribution received....           --            --       250,996         8,975            --             9
    Change in unrealized appreciation
      (depreciation) on investments........    5,561,591    (7,991,347)     (228,884)      436,465           (87)           74
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..........    5,803,042    (7,688,450)      418,503       874,596         5,359        16,522
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Payments received from policyowners....    1,396,973     1,527,233       589,607       643,256       111,346       124,459
    Cost of insurance......................     (659,418)     (479,534)     (281,641)     (192,240)      (49,775)      (50,699)
    Policyowners surrenders................   (2,025,656)   (2,539,405)     (808,225)     (861,365)      (65,642)     (180,886)
    (Withdrawals) due to policy loans......      527,920       773,372       209,912       165,764        10,645        14,270
    Policyowners' death benefits...........     (121,350)     (176,649)      (73,535)      (53,121)      (16,364)       (4,572)
    Transfers between Investment
      Divisions............................       16,821      (120,543)      (33,911)       23,894        17,010        99,274
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................     (864,710)   (1,015,526)      397,793      (273,812)        7,220         1,846
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.....................       (3,726)        6,816          (254)         (521)           (8)          (16)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in net
          assets...........................    4,934,606    (8,697,160)       20,456       600,263        12,571        18,352
NET ASSETS:
    Beginning of Year......................   22,886,834    31,583,994    10,216,779     9,616,516     1,689,336     1,670,984
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of Year............................  $27,821,440   $22,886,834   $10,237,235   $10,216,779   $ 1,701,907   $ 1,689,336
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Growth Equity Portfolio-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 5 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 5, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Number of shares.................................          1,485                   764                 1,703
Identified cost..................................        $30,748               $10,000               $ 1,703

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2003 were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Purchases........................................        $   842               $   948               $   108
Proceeds from sales..............................          1,531                   711                    96

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31,2003, 2002, 2001, 2000, and 1999:

              COMMON STOCK INVESTMENT DIVISION
                                                               2003      2002         2001         2000         1999
                                                              --------------------------------------------------------
Net Assets..................................................  $27,821   $22,887      $31,584      $40,275      $44,321
Investment Income Ratio.....................................      1.1%      0.9%         0.7%

                  BOND INVESTMENT DIVISION
                                                               2003      2002         2001         2000         1999
                                                              --------------------------------------------------------
Net Assets..................................................  $10,237   $10,217      $ 9,617      $ 9,209      $ 8,953
Investment Income Ratio.....................................      4.1%      4.4%         4.8%

              MONEY MARKET INVESTMENT DIVISION
                                                               2003      2002         2001         2000         1999
                                                              --------------------------------------------------------
Net Assets..................................................  $ 1,702   $ 1,689      $ 1,671      $ 1,646      $ 1,655
Investment Income Ratio.....................................      0.7%      1.3%         3.9%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Common Stock, Bond, and Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation VLI Separate Account) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

Letter from the Chairman
--------------------------------------------------------------------------------

For most investors, 2003 was an outstanding year. Despite a rocky start and volatility along the way, the stock market provided strong overall performance, with smaller companies generally outperforming larger ones. The bond market also provided positive overall returns, with the strongest results among high-yield corporate bonds and emerging-market debt. Most international stock and bond markets also provided positive results in 2003.

Early in the year, economic uncertainty and geopolitical tensions pushed domestic stock prices lower. In mid-March, however, the stock market reversed course and climbed for the rest of the year on a relatively steady path.

Several factors contributed to the stock market's advance. Investors responded favorably to the pace and results of military action in Iraq. The Federal Reserve remained accommodative, lowering the targeted federal funds rate to 1.0% in June. Fiscal policy remained stimulative, with Congress approving lower tax rates on capital gains and corporate dividends. As the year progressed, the labor markets improved, output expanded, deflation concerns abated, and inflation remained in check.

While rising markets may tend to improve investor confidence, we believe that optimism is no substitute for a sound investment strategy. Each Portfolio of the MainStay VP Series Fund, Inc. (the Portfolios) pursues its objective with an investment process that is consistently applied in all market environments. As markets shift and financial circumstances change, this consistent approach may help policyholders make better decisions about where and how they want to invest to pursue their long-term goals.

The reports that follow describe the market conditions and management decisions that affected the Portfolios in 2003. If you have any questions about your investments or the information in this report, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Gary E. Wendlandt

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.

January 2004

                             DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO MANAGER COMMENTARIES (PAGES 28 THROUGH
35) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of the rate of inflation.

CREDIT SUISSE FIRST BOSTON(TM) CONVERTIBLE SECURITIES INDEX is an unmanaged index that generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by Standard & Poor's, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

ISM MANUFACTURING INDEX is used as an indication of whether the economy is expanding or contracting.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (the "Aggregate Index") is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LEHMAN BROTHERS(R) U.S. CREDIT BOND INDEX is an unmanaged index that measures the performance of all publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

LIPPER INC. is an independent fund performance monitor. Results are based on total return with all dividend and capital gain distributions reinvested.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

THE MERRILL LYNCH ALL INVESTMENT GRADE U.S. CONVERTIBLES INDEX is an unmanaged index consisting of investment-grade U.S. dollar denominated nonsynthetic convertible securities of companies that have a significant U.S. footprint and are not currently bankrupt. Issues must be sold into the U.S. market, publicly traded in the United States, rated by Moody's and/or S&P, have a market value greater than $50 million at issuance, and be convertible into U.S. dollar denominated common stock, ADRs, or cash equivalents.

THE MERRILL LYNCH ALL SPECULATIVE GRADE U.S. CONVERTIBLES INDEX is an unmanaged index consisting of speculative-grade U.S. dollar denominated nonsynthetic convertible securities of companies that have a significant U.S. footprint and are not currently bankrupt. Issues must be sold into the U.S. market, publicly traded in the United States, rated by Moody's and/or S&P, have a market value greater than $50 million at issuance, and be convertible into U.S. dollar denominated common stock, ADRs, or cash equivalents.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2003, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

NASDAQ(R) COMPOSITE INDEX is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) INDEX are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold, or promoted by Standard

& Poor's Corporation. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

TOTAL RETURN COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

MAINSTAY VP BOND PORTFOLIO

MARKET OVERVIEW
The year began with the market focused on a number of key risks, any of which could have derailed the rally in credit assets that began in October 2002. Anemic domestic and global economic growth and the potential for war in Iraq were among the leading concerns. With the recent history of corporate malfeasance, the omnipresent threat of terrorism, and the uncertain scope of the SARS epidemic, there were several reasons for concern about whether the rally in spreads would continue.

Policy-makers hoped to stave off these challenges with accommodative monetary and fiscal policies. The Federal Open Market Committee reduced the targeted federal funds rate to 1%, its lowest level ever. Tax cuts were implemented and then accelerated in one of the largest tax packages ever delivered. Projections suggest that recent tax cuts may have added nearly one percent to U.S. real gross domestic product in each of 2002 and 2003.

Over the course of 2003, the primary risks facing the market all seemed to be handled with ease. Major combat operations in Iraq ended quickly, and coalition forces began to police and rebuild the country. SARS and corporate malfeasance had limited lasting impact on the markets. As for terrorism, another year passed without a major incident on American soil, though the threat of future problems remains.

The corporate-bond market benefited from a fortuitous combination of improving fundamentals--including better balance-sheet liquidity and debt-reduction programs--and favorable technical factors. As a result, we saw the best performance of investment-grade credit on record, with the Lehman Brothers U.S. Credit Bond Index* delivering 553 basis points of excess return. Lower-credit-quality securities led the way, as the dogs of 2002 became the stars of 2003. The strongest performers in 2003 were airlines (1190 basis points of excess return), wireless telecommunications (1145 basis points), media (1062 basis points), and autos (975 basis points). The worst-performing sectors included supranationals (84 basis points) and supermarkets (127 basis points), both of which still provided positive excess returns, despite lagging the rest of the credit sector.

PORTFOLIO REVIEW
For the 12 months ended December 31, 2003, the MainStay VP Bond Portfolio (initial class of shares) returned 4.52%. The Portfolio underperformed the 4.71% return of the average Lipper* Variable Products Corporate Debt A Rated Portfolio over the same period. The Portfolio also underperformed the 4.54% return of the Merrill Lynch Corporate and Government Master Index* for the 12 months ended December 31, 2003.

The primary factors that influenced the performance of the Portfolio included the duration of the Portfolio, asset allocation, corporate sector allocation, and credit quality. During 2003, the VP Bond Portfolio maintained a fairly neutral duration relative to its peer group. We define "neutral" as plus or minus one-quarter of a year.

The Portfolio's allocation to corporate bonds remained stable throughout the year. We started 2003 with approximately 47% of the Portfolio's dollar duration in corporate bonds and ended the year with approximately 45%. During the year, we gradually increased the Portfolio's exposure to mortgage-backed securities at the expense of Treasuries. We started the year with approximately 17% of the Portfolio's dollar duration in mortgage-backed securities and ended the year at 37%. The Portfolio's allocation to Treasuries decreased from 24% to 12% over the same period.

As we entered 2003, the Portfolio's largest corporate-sector allocations based on dollar duration were to bank & finance, electric utilities, consumer products, automotive, and telecommunications. At year-end, the Portfolio's largest allocations were to bank & finance, telecommunications, electric utilities, automotive, and media bonds. The credit quality of the portfolio was relatively stable throughout the year. On a market-value basis, as of December 31, 2003, 57% of the Portfolio was rated AAA(1) (up from 52% at the end of 2002),

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

8% of the Portfolio was rated AA (approximately unchanged), 19% of the Portfolio was rated A (down from 21%), 15% of the Portfolio was rated BBB (down from 16% at year-end 2003). At year-end 2003, less than 2% of the Portfolio was rated below BBB (down slightly from 2.5% at the end of the previous year).

MARKET OUTLOOK
All signs seem to suggest that the 2003 recovery may continue well into 2004. Our expectation is that the economy will meet or exceed the consensus growth forecast for the year. The credit market is likely to be a primary beneficiary of such growth, as credit fundamentals should continue to improve, without any impact on the strong technicals that characterized 2003. We expect that the primary risks in 2004 will be similar to those in 2003--namely geopolitics, terrorism, and event risk.

As in 2003, we expect the cheapest third and fourth quartiles of the credit spectrum to lead the market in the year ahead. As we enter the next leg of the credit cycle, a period of improving credit fundamentals and stabilizing credit ratings, lower-quality credit should continue to do well. Our challenge in 2004 will be to identify credits that have garnered only a temporary reprieve from further credit degradation.

Donald F. Serek
Thomas Volpe, Jr.
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                           MAINSTAY VP BOND PORTFOLIO
                 ON 1/23/84 VERSUS MERRILL LYNCH CORPORATE AND
               GOVERNMENT MASTER INDEX, LEHMAN BROTHERS AGGREGATE
                    BOND INDEX AND THE CONSUMER PRICE INDEX*

(MAINSTAY VP BOND PORTFOLIO LINE GRAPH)

                                                                  MERRILL LYNCH
                                                                  CORPORATE AND
                                                                GOVERNMENT MASTER                              LEHMAN BROTHERS
                                           BOND PORTFOLIO             INDEX           CONSUMER PRICE INDEX   AGGREGATE BOND INDEX
                                           --------------       -----------------     --------------------   --------------------
1/23/84                                       10000.00               10000.00               10000.00               10000.00
1984                                          11028.00               11422.00               10365.00               11282.00
1985                                          13370.40               13583.00               10758.90               13776.00
1986                                          15532.30               15706.10               10877.20               15879.00
1987                                          17637.00               16035.90               11359.10               16316.00
1988                                          17390.00               17273.90               11861.10               17603.00
1989                                          19396.90               19714.70               12412.70               20160.00
1990                                          20948.60               21388.40               13171.10               21967.00
1991                                          24390.50               24787.10               13574.10               25482.00
1992                                          26373.40               26690.70               13967.80               27368.00
1993                                          29380.00               29642.70               14351.90               30037.00
1994                                          28384.00               28673.40               14735.10               29160.00
1995                                          33581.10               34138.50               15065.20               34548.00
1996                                          34269.50               35132.00               15563.80               35802.00
1997                                          37576.50               38567.90               15828.40               39258.00
1998                                          42243.00               41004.00               16083.00               42669.00
1999                                          40376.00               41377.00               16514.00               42318.00
2000                                          44341.00               46322.00               17072.00               47238.00
2001                                          49271.00               50862.00               17365.00               51227.00
2002                                          54011.00               56427.00               17784.00               56480.00
2003                                          56455.00               58981.00               18119.00               58798.00

   One Year: 4.52% Three Years: 7.73% Five Years: 6.22% 10 Years: 6.56% Since
                           Inception: 9.06% (1/23/84)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

1. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard and Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio itself.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 27 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET OVERVIEW

During the first few months of 2003, diplomatic and military developments related to Iraq had a major influence on the financial markets. Equities and fixed-income investments both experienced huge swings in performance as the crisis unfolded. Financial conditions improved during the second quarter as major combat operations in Iraq came to a conclusion. Oil prices declined and consumer confidence rebounded sharply. Equity markets recovered from their March lows, and yield spreads between corporate bonds and U.S. Treasuries narrowed.

In May of 2003, the Federal Reserve adopted a new approach by separately assessing economic-growth prospects and the inflation outlook. Until then, the Federal Open Market Committee had issued a one-dimensional risk assessment. By adopting a two-dimensional approach, the Committee attempted to convey that higher economic growth in the future would not necessarily entail an immediate tightening of monetary policy.

The Federal Open Market Committee's press release in May highlighted the probability, though minor, of "an unwelcome substantial fall in inflation" from a level that was already low. Following this release, interest rates dropped sharply across the money-market yield curve. As the June meeting approached, rates continued to fall, as various Federal Reserve members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary mode. On June 25, 2003, the Federal Open Market Committee lowered the targeted federal funds rate by 0.25% to a low 1.00%.

The decline in interest rates sparked a significant wave of mortgage refinancing in the spring and summer months. During that time, the federal government added fiscal stimulus to the economy in the form of tax cuts. Largely supported by this monetary and fiscal stimulus, consumer spending remained strong in 2003. Despite a poor labor market, real gross domestic product rose at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003. Real GDP growth slowed to 4.0% in the fourth quarter, according to advance estimates by the Bureau of Economic Analysis.

Overall, the yield on the three-month U.S. Treasury bill fell from 1.20% at year-end 2002 to 0.93% on December 31, 2003, while three-month LIBOR (London InterBank Offered Rate) declined from 1.38% to 1.15% over the same period.

PERFORMANCE REVIEW

For the seven-day period ended December 31, 2003, MainStay VP Cash Management Portfolio (initial class of shares) provided a current yield of 0.59%(1) and an effective yield of 0.59%. For the 12 months ended December 31, 2003, the Portfolio returned 0.67%. The Portfolio outperformed the 0.64% return of the average Lipper* Variable Products Money Market Portfolio over the same period.

STRATEGIC POSITIONING

During 2003, the Portfolio's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities, as well as in high-quality instruments issued by finance, insurance, and brokerage companies, industrial enterprises, banks, and bank holding companies.

All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest-quality securities helped manage portfolio risk. At year-end 2003, the Portfolio's duration was longer than the average of its peers.

------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

LOOKING AHEAD
In December, the Federal Open Market Committee changed its assessment of the inflation outlook by stating that the upside and downside risks to inflation were almost equal. The FOMC has emphasized that monetary policy will remain accommodative until the Federal Reserve perceives that the current slack in the economy has diminished. Given the low capacity-utilization rate and the uncertain labor market, we believe that it may take several quarters of above-trend economic growth to convince the Federal Reserve that deflationary pressures have fully abated and that raising the targeted federal funds rate would be in the best interest of the economy.

While capital spending and inventories are expected to make positive contributions to gross domestic product growth in the near term, the labor market will have a major influence on the strength of consumer spending. Thanks to the federal tax cuts, disposable income has grown much faster than personal income, and the growth in disposable income helped maintain strong consumer spending in the second half of 2003. In our opinion, however, spending cannot outstrip gains in personal income for long. If strong income growth is not forthcoming from the labor market, we believe that spending will slow.

At least for the time being, we intend to maintain the Portfolio's longer-than-average duration. As the market continues to look for signs of a sustainable economic recovery, we also intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

1. The 7-day current yield more accurately reflects the portfolio's return than the annualized return.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 27 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET OVERVIEW
The U.S. equity market provided strong returns for the 12 months ended December 31, 2003. Equity gains were broadly based, with every sector ending the 12-month period in positive territory. Based on Russell indices,* growth stocks outperformed value stocks among small- and mid-capitalization companies, while the reverse held true for large-caps. Smaller-capitalization stocks generally outperformed larger-capitalization issues.

The year 2003 started off slowly, with the uncertainty of a war with Iraq hanging over both the U.S. economy and the domestic equity market. As coalition troops assembled in Kuwait in mid-March, the market began to rise, and equities rebounded sharply as it became increasingly evident that the military conflict would be resolved quickly. Further support for the stock market came in late June, when the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.0%. Fiscal policy also contributed to the economy when Congress passed a highly stimulative tax bill that reduced tax rates on corporate dividends. Stock prices continued to climb through the remainder of the year.

The U.S. economy showed considerable improvement over the course of 2003. According to the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 2.0% in the first quarter and 3.1% in the second quarter. In the third quarter, the rate rose to 8.2%, the fastest GDP growth since late 1983. Most of the United States' foreign trading partners have also seen economic improvements. This, in turn, has helped strengthen U.S. corporate earnings.

Cyclical sectors, such as information technology and consumer discretionary, led U.S. equity-market performance in 2003. Less-cyclical sectors, such as telecommunication services and health care, lagged on a relative basis. Interestingly, growth expectations prompted by monetary and fiscal stimulus had a stronger impact on the relative returns of lower-quality stocks, which helped them outperform higher-quality issues in 2003.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Growth Equity Portfolio (initial class of shares) returned 26.37%. The Portfolio underperformed the 26.43% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio also underperformed the 29.89% return of the Russell 1000(R) Index* and the 28.68% return of the S&P 500(R) Index* for 2003.

During the first half of the year, the Portfolio's relative performance was negatively impacted by a core orientation toward higher-quality companies with steady earnings and strong balance sheets. We shifted the Portfolio to a slightly more aggressive stance during the second half of the year, which improved the Portfolio's relative performance.

STRATEGY AND SECTOR ALLOCATION
At the end of 2003, the Portfolio had a cyclical orientation, with overweighted positions in the information technology and industrials sectors. Our decision was based primarily on our positive view of the U.S. economy through early 2004. Since many of the Portfolio's holdings in these two sectors have high exposure to international markets, the Portfolio benefited from the strengthening global economic environment and the weak U.S. dollar.

The Portfolio had an overweighted position in the health care sector, but little exposure to the pharmaceutical industry. Within the health care sector, we focused on companies with superior earnings-growth prospects based on new products or services. We continue to believe that the health care sector should benefit from an aging U.S. population, but we are carefully monitoring potential governmental restrictions in certain subindustries.

------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

At the end of 2003, the Portfolio held underweighted positions in the consumer staples, energy, and telecommunication services sectors, each for different reasons. Growth of the consumer staples sector historically lags the broader equity market during improving earnings cycles. We expect commodity prices in the energy sector to moderate from the high levels we saw last winter. The telecommunication services sector has faced an increasingly difficult competitive pricing environment in the last few years.

STRONG AND WEAK PERFORMERS
Intel (+106%)(1) and Applied Materials (+72%) were strong performers for the Portfolio during the year, as earnings expectations at both of these semiconductor companies increased with the improving economy. Medical supplies company Boston Scientific (+72%) provided strong returns because investors expect new-product approvals to provide a significant boost to the company's earnings in 2004. Cisco Systems (+84%), the large networking and communications product company, benefited from the improving economy and from the expectation of increased business spending for the company's products next year. Regional bank, US Bancorp (+45%) was a strong performer as it successfully integrated several acquisitions and saw its earnings expand.

Since the strength of the U.S. equity market was broadly based, only a few stocks in the Portfolio provided disappointing results. Defense contractor Lockheed Martin (-20%) was one of the Portfolio's weakest holdings. Even though the company's operating performance was positive, the stock declined on consensus expectations that earnings would be lower in 2004.

SIGNIFICANT PURCHASES AND SALES
One of the Portfolio's best-performing new purchases was wireless communications provider Nextel Communications (+112%). Investors reacted favorably to the company's improving cash flow generation from operations. We also added copper producer Phelps Dodge (+94%), which benefited from improved copper pricing as global economic growth began to recover. Regional bank PNC Financial Services Group (+27%) was another new purchase that performed well during the portion of the reporting period it was held in the Portfolio. The company's share price rose as a result of a merger late in the reporting period, and the transaction helped raise valuations for several regional banks.

Most of the Portfolio's sales were based not on declining absolute returns but rather on underperformance relative to an otherwise strong equity market. Our decision to sell the Portfolio's position in consumer-products manufacturer Newell Rubbermaid proved beneficial. The stock declined 20% after the Portfolio's sale date, as the company suffered from a significant earnings disappointment and from a reduction in the level of expected future earnings.

LOOKING AHEAD
Positive economic news may have helped support the U.S. equity market in 2003, but we believe that much of this news has already been discounted in many equity sectors. We also believe that lofty forward earnings multiples may leave equity valuations highly susceptible to changes in interest rates. Since we expect interest rates to remain low for some time, however, we believe that the next market advance will likely depend on continued improvement in corporate earnings. In our view, the U.S. equity market may see increased volatility and more selective successes.

We consider it rather ironic that over the last year, companies that don't pay dividends outperformed those that do pay them, especially given the recent reduction in tax rates on corporate dividends. We expect this trend to reverse as later-cycle stocks, which tend to be higher-quality dividend-paying companies, assume market leadership in a maturing economic recovery. We also see opportunity potential in companies with sizable exposure to international markets. In light of the projected fiscal deficit, we anticipate little upside in the value of the U.S. dollar.

No matter what the economy or the markets may bring, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
           ON 1/23/84 VERSUS S&P(R) 500 INDEX, RUSSELL 1000(R) INDEX,
                         AND THE CONSUMER PRICE INDEX*

(LINE CHART)

                                          GROWTH EQUITY
                                            PORTFOLIO           S&P 500(R) INDEX     RUSSELL 1000(R) INDEX   CONSUMER PRICE INDEX
                                          -------------         ----------------     ---------------------   --------------------
1/23/84                                      10000.00               10000.00                10000.00               10000.00
1984                                          9824.00               10755.00                10649.00               10365.00
1985                                         12162.10               14199.80                14085.00               10758.90
1986                                         12648.60               16833.90                16602.00               10877.20
1987                                         13035.60               17712.60                17088.00               11359.10
1988                                         14791.50               20691.90                20036.00               11861.10
1989                                         18632.90               27216.00                26133.00               12421.70
1990                                         17535.40               26350.60                25033.00               13171.10
1991                                         23472.90               34405.90                33303.00               13574.10
1992                                         26423.50               37051.80                36278.00               13967.80
1993                                         30046.10               40753.20                39790.00               14351.90
1994                                         30406.70               41278.90                40125.00               14735.10
1995                                         39273.30               56791.50                55279.00               15065.20
1996                                         48895.20               69829.60                67688.00               15563.80
1997                                         61975.00               93111.00                89925.00               15828.00
1998                                         78454.00              119723.00               114225.00               16083.00
1999                                        101959.00              144912.00               138112.00               16514.00
2000                                         98553.00              131725.00               127354.00               17072.00
2001                                         81737.00              115245.00               111499.00               17365.00
2002                                         61914.00               88613.00                87357.00               17784.00
2003                                         78241.00              113963.00               113468.00               18119.00

One Year: 26.37%  Three Years: -7.41%  Five Years: -0.06%  10 Years: 10.04%  Since Inception: 10.86% (1/23/84)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

1. Percentages reflect the total-return performance of the indicated securities for the 12 months ended December 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 27 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

LONG-TERM BONDS (96.7%)+
CORPORATE BONDS (36.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AEROSPACE & DEFENSE (0.4%)
General Dynamics Corp.
 3.00%, due 5/15/08..............  $ 2,000,000   $  1,952,730
                                                 ------------

AUTOMOBILES (2.7%)
DaimlerChrysler North America
 Holdings, Inc.
 7.20%, due 9/1/09...............    5,000,000      5,583,880
 8.00%, due 6/15/10..............    1,000,000      1,145,229
Ford Motor Co.
 6.63%, due 2/15/28..............    5,000,000      4,603,380
General Motors Corp.
 8.38%, due 7/15/33..............    2,000,000      2,321,626
                                                 ------------
                                                   13,654,115
                                                 ------------
BEVERAGES (0.8%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22...............    3,000,000      3,883,314
                                                 ------------
CAPITAL MARKETS (1.7%)
FPL Group Capital, Inc.
 3.25%, due 4/11/06..............    2,000,000      2,034,934
Goldman Sachs Group, Inc. (The)
 5.25%, due 10/15/13.............    1,000,000      1,009,604
 5.70%, due 9/1/12...............    1,000,000      1,050,952
J.P. Morgan Chase & Co.
 6.63%, due 3/15/12..............    2,000,000      2,234,222
Morgan Stanley Dean Witter & Co.
 6.75%, due 4/15/11..............    2,000,000      2,262,840
                                                 ------------
                                                    8,592,552
                                                 ------------
COMMERCIAL BANKS (3.5%)
Bank of America Corp.
 5.25%, due 12/1/15..............    3,000,000      2,992,452
 7.80%, due 2/15/10..............    2,000,000      2,378,404
Bank One Corp.
 4.13%, due 9/1/07...............    2,000,000      2,065,448
Deutsche Bank Financial LLC
 5.38%, due 3/2/15...............    2,000,000      2,028,944
First Chicago NBD Corp.
 6.13%, due 2/15/06..............    1,750,000      1,879,113
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      5,453,805
National City Corp.
 3.20%, due 4/1/08...............    1,000,000        987,470
                                                 ------------
                                                   17,785,636
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
CONSUMER FINANCE (3.4%)
Aristar, Inc.
 6.88%, due 5/15/11..............  $ 3,500,000   $  4,018,277
American General Finance Corp.
 Series G
 5.38%, due 9/1/09...............    3,000,000      3,203,367
Capital One Bank
 Series BNKT
 6.88%, due 2/1/06...............    1,000,000      1,081,798
Ford Motor Credit Co.
 6.25%, due 2/16/06..............    1,000,000      1,034,205
General Motors Acceptance Corp.
 6.85%, due 6/17/04..............    3,000,000      3,070,671
Household Finance Corp.
 4.75%, due 7/15/13..............    2,500,000      2,431,484
MBNA America Bank
 5.38%, due 1/15/08..............    2,000,000      2,126,500
                                                 ------------
                                                   16,966,302
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (4.7%)
Associates Corp. of North America
 6.95%, due 11/1/18..............    5,000,000      5,745,970
Boeing Capital Corp.
 5.75%, due 2/15/07..............    3,000,000      3,240,003
CIT Group, Inc.
 7.13%, due 10/15/04.............    2,000,000      2,086,142
 7.75%, due 4/2/12...............    2,000,000      2,362,880
Mellon Funding Corp.
 6.40%, due 5/14/11..............    1,125,000      1,261,900
National Rural Utilities
 Cooperative Finance Corp.
 3.88%, due 2/15/08..............    5,000,000      5,062,885
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    4,000,000      4,583,804
                                                 ------------
                                                   24,343,584
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
AT&T Corp.
 6.00%, due 3/15/09..............      925,000        996,959
Bell Atlantic Pennsylvania, Inc.
 8.35%, due 12/15/30.............    1,500,000      1,871,126
Sprint Capital Corp.
 6.90%, due 5/1/19...............    1,000,000      1,021,539
 7.13%, due 1/30/06..............    1,000,000      1,081,868
 8.38%, due 3/15/12..............    1,000,000      1,167,800
Verizon New England, Inc.
 6.50%, due 9/15/11..............    5,000,000      5,509,460
WorldCom, Inc.--WorldCom Group
 6.50%, due 5/15/04 (a)..........    5,000,000      1,675,000
                                                 ------------
                                                   13,323,752
                                                 ------------
ELECTRIC UTILITIES (3.4%)
CenterPoint Energy Houston
 Electric LLC
 5.75%, due 1/15/14 (b)..........    2,000,000      2,088,264

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
ELECTRIC UTILITIES (Continued)
Cleveland Electric Illuminating
 Co.
 5.65%, due 12/15/13 (b).........  $ 3,000,000   $  2,952,873
Commonwealth Edison Co.
 Series 98
 6.15%, due 3/15/12..............    4,775,000      5,209,659
DTE Energy Co.
 6.45%, due 6/1/06...............    1,000,000      1,080,940
Pepco Holdings, Inc.
 3.75%, due 2/15/06..............    1,000,000      1,018,813
Progress Energy, Inc.
 6.50%, due 7/15/12..............    2,000,000      2,213,540
 6.13%, due 9/15/33..............    2,000,000      2,055,596
Public Service Co. of New Mexico
 4.40%, due 9/15/08..............      500,000        506,318
                                                 ------------
                                                   17,126,003
                                                 ------------
FOOD & STAPLES RETAILING (1.6%)
Delhaize America, Inc.
 7.38%, due 4/15/06..............    2,500,000      2,687,500
Safeway, Inc.
 4.80%, due 7/16/07..............    2,000,000      2,075,864
SUPERVALU, Inc.
 7.50%, due 5/15/12..............    3,000,000      3,407,859
                                                 ------------
                                                    8,171,223
                                                 ------------
FOOD PRODUCTS (1.1%)
Kellogg Co.
 Series B
 6.60%, due 4/1/11...............    2,000,000      2,241,384
Unilever Capital Corp.
 7.13%, due 11/1/10..............    3,000,000      3,487,806
                                                 ------------
                                                    5,729,190
                                                 ------------
INSURANCE (0.6%)
Berkshire Hathaway, Inc.
 4.63%, due 10/15/13 (b).........    2,000,000      1,966,410
MetLife, Inc.
 5.38%, due 12/15/12.............    1,000,000      1,029,708
                                                 ------------
                                                    2,996,118
                                                 ------------
MEDIA (2.0%)
CSC Holdings, Inc.
 7.25%, due 7/15/08..............    1,500,000      1,560,000
TCI Communications, Inc.
 7.13%, due 2/15/28..............    3,305,000      3,584,230
Time Warner, Inc.
 6.63%, due 5/15/29..............    2,500,000      2,569,200
Walt Disney Co. (The)
 Series B
 6.75%, due 3/30/06..............    2,000,000      2,175,292
                                                 ------------
                                                    9,888,722
                                                 ------------
MULTILINE RETAIL (0.5%)
Target Corp.
 7.50%, due 8/15/10..............    2,025,000      2,401,312
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
Consolidated Edison Co. of New
 York
 5.88%, due 4/1/33...............  $ 1,000,000   $  1,013,225
Consumers Energy Co.
 6.00%, due 2/15/14 (b)..........    1,000,000      1,042,042
Public Service Co. of Colorado
 Series 15
 5.50%, due 4/4/14...............    2,000,000      2,079,520
Union Electric Co.
 5.25%, due 9/1/12...............    3,500,000      3,607,727
                                                 ------------
                                                    7,742,514
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
 7.38%, due 3/15/32..............    1,500,000      1,630,953
                                                 ------------

PHARMACEUTICALS (1.5%)
Abbott Laboratories
 5.63%, due 7/1/06...............    3,000,000      3,235,914
Wyeth
 6.50%, due 2/1/34...............    4,000,000      4,090,116
                                                 ------------
                                                    7,326,030
                                                 ------------
REAL ESTATE (0.8%)
Avalonbay Communities, Inc.
 6.63%, due 9/15/11..............    1,000,000      1,107,345
Regency Centers LP
 7.95%, due 1/15/11..............    2,000,000      2,354,712
Rouse Co. (The)
 8.00%, due 4/30/09..............      500,000        586,291
                                                 ------------
                                                    4,048,348
                                                 ------------
ROAD & RAIL (1.4%)
CSX Corp.
 5.50%, due 8/1/13...............    2,000,000      2,047,734
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    4,000,000      4,804,220
                                                 ------------
                                                    6,851,954
                                                 ------------
THRIFTS & MORTGAGE FINANCE (1.1%)
General Electric Capital Corp.
 6.00%, due 6/15/12..............    5,000,000      5,422,265
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............    1,500,000      1,850,744
                                                 ------------

Total Corporate Bonds (Cost
 $176,262,062)...................                 181,687,361
                                                 ------------

FOREIGN CORPORATE BONDS (8.2%)
COMMERCIAL BANKS (0.6%)
Royal Bank of Scotland Group PLC
 5.00%, due 10/1/14..............    3,000,000      2,972,724
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

FOREIGN CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
WIRELESS TELECOMMUNICATION SERVICES (Continued)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
British Telecommunications PLC
 8.38%, due 12/15/10.............  $ 3,000,000   $  3,650,628
Deutsche Telekom International
 Finance BV
 9.25%, due 6/1/32...............    2,000,000      2,744,278
Koninklijke (Royal) KPN N.V.
 8.38%, due 10/1/30..............    2,000,000      2,535,430
Telecom Italia Capital
 6.38%, due 11/15/33 (b).........    1,000,000      1,005,634
                                                 ------------
                                                    9,935,970
                                                 ------------
FOREIGN GOVERNMENTS (4.8%)
Province of British Columbia
 4.63%, due 10/3/06..............    5,000,000      5,270,835
Province of Manitoba
 2.75%, due 1/17/06..............    4,000,000      4,028,280
Province of New Brunswick
 3.50%, due 10/23/07.............    3,000,000      3,051,849
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,517,836
Province of Quebec
 5.00%, due 7/17/09..............    2,000,000      2,114,078
Republic of Italy
 2.50%, due 3/31/06..............    3,000,000      3,008,316
                                                 ------------
                                                   23,991,194
                                                 ------------
OIL & GAS (0.4%)
Conoco Funding Co.
 6.35%, due 10/15/11.............    2,000,000      2,242,316
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group PLC
 6.25%, due 11/30/32.............    2,000,000      2,039,820
                                                 ------------
Total Foreign Corporate Bonds
 (Cost $39,888,832)..............                  41,182,024
                                                 ------------

GENERAL OBLIGATION BOND (0.4%)
EDUCATION (0.4%)
Oregon State Taxable Pension
 5.89%, due 6/1/27...............    2,000,000      2,062,040
                                                 ------------
Total General Obligation Bond
 (Cost $2,000,000)...............                   2,062,040
                                                 ------------

                                           PRINCIPAL
                                             AMOUNT VALUE
                                   --------------------------
EDUCATION (Continued)

U.S. GOVERNMENT &
FEDERAL AGENCIES (52.1%)
FEDERAL HOME LOAN BANK (3.0%)
 3.00%, due 8/15/05..............  $ 5,000,000   $  5,100,795
 3.25%, due 8/15/05..............    5,000,000      5,123,090
 3.75%, due 8/15/07..............    5,000,000      5,116,620
                                                 ------------
                                                   15,340,505
                                                 ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (MORTGAGE PASS-THROUGH SECURITIES) (12.1%)
 4.50%, due 2/15/19 TBA (c)......    5,000,000      4,998,440
 5.50%, due 5/1/33-1/15/34.......   34,765,694     35,196,294
 6.00%, due 7/1/17-1/1/33........   10,345,684     10,732,653
 6.50%, due 7/1/17-9/1/32........    4,188,887      4,397,398
 7.00%, due 1/1/33...............    5,408,379      5,722,443
                                                 ------------
                                                   61,047,228
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.0%)
 2.38%, due 3/17/06..............   16,000,000     16,004,896
 5.13%, due 2/13/04..............   12,000,000     12,054,504
 5.25%, due 8/1/12...............    2,000,000      2,050,762
                                                 ------------
                                                   30,110,162
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (15.3%)
 4.50%, due 5/1/18...............    6,965,066      6,981,051
 5.00%, due 1/1/18-5/1/33........   18,239,521     18,463,472
 5.50%, due 5/1/16-12/1/33.......   27,106,951     27,554,342
 6.00%, due 2/1/14-4/1/33........   10,615,059     11,002,324
 6.50%, due 11/1/09-12/1/31......    8,168,945      8,561,483
 7.00%, due 2/1/27-4/1/31........    2,493,821      2,644,804
 7.50%, due 7/1/28...............      629,357        673,702
 8.00%, due 5/1/25-12/1/29.......    1,354,469      1,472,132
                                                 ------------
                                                   77,353,310
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (4.1%)
 5.00%, due 5/15/33-11/15/33.....    4,999,502      4,959,196
 5.50%, due 3/15/33-4/15/33......    4,999,241      5,087,668
 6.00%, due 2/15/32..............    2,761,882      2,873,349
 6.50%, due 4/15/32-6/15/32......    6,474,052      6,825,548
 7.00%, due 7/15/31..............      689,202        734,748
 9.00%, due 4/15/26..............      347,283        387,061
                                                 ------------
                                                   20,867,570
                                                 ------------
UNITED STATES TREASURY BONDS (0.6%)
 5.38%, due 2/15/31..............    1,000,000      1,042,852
 7.13%, due 2/15/23..............    1,500,000      1,872,129
                                                 ------------
                                                    2,914,981
                                                 ------------
UNITED STATES TREASURY NOTES (11.0%)
 1.63%, due 1/31/05-4/30/05......   18,000,000     18,068,747
 1.75%, due 12/31/04.............   17,000,000     17,085,663
 2.00%, due 5/15/06..............    5,000,000      5,000,975

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

                      U.S. GOVERNMENT &
                FEDERAL AGENCIES (CONTINUED)
                                           PRINCIPAL
                                             AMOUNT VALUE
                                   --------------------------
UNITED STATES TREASURY NOTES (Continued)
 2.13%, due 8/31/04..............  $ 7,000,000   $  7,047,852
 3.00%, due 2/29/04..............    4,000,000      4,012,812
 3.25%, due 5/31/04..............    4,000,000      4,036,720
                                                 ------------
                                                   55,252,769
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $261,042,279)....                 262,886,525
                                                 ------------
Total Long-Term Investments (Cost
 $479,193,173)...................                 487,817,950
                                                 ------------

SHORT-TERM INVESTMENTS (5.5%)
COMMERCIAL PAPER (3.3%)
Citigroup Global Markets
 Holdings, Inc.
 1.05%, due 1/9/04(d)............    5,000,000      4,998,833
ING America Insurance Holdings
 1.07%, due 1/12/04(d)...........    5,000,000      4,998,364
Inter-American Development Bank
 1.04%, due 1/5/04(d)............    7,000,000      6,999,191
                                                 ------------
Total Commercial Paper (Cost
 $16,996,388)....................                  16,996,388
                                                 ------------

FEDERAL AGENCY (0.1%)
Federal Home Loan Mortgage
 Corporation 1.01%, due 1/9/04...      480,000        479,892
                                                 ------------

Total Federal Agency (Cost
 $479,892).......................                     479,892
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

U.S. GOVERNMENT (2.1%)
United States Treasury Bill
 0.61%, due 1/2/04(d)............  $10,521,000   $ 10,520,825
                                                 ------------

Total U.S. Government (Cost
 $10,520,825)....................                  10,520,825
                                                 ------------
Total Short-Term Investments
 (Cost $27,997,105)..............                  27,997,105
                                                 ------------
Total Investments
 (Cost $507,190,278)(e)..........        102.2%   515,815,055(f)
Liabilities in Excess of
 Cash and Other Assets...........         (2.2)   (11,179,483)
                                   -----------   ------------
Net Assets.......................        100.0%  $504,635,572
                                   ===========   ============

------------
(a)  Issue in default.
(b) May be sold to institutional investors only.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d) Segregated as collateral for TBA.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At December 31, 2003 net unrealized appreciation was $8,624,777, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,002,321 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,377,544.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $507,190,278).........   $515,815,055
Cash.....................................            940
Receivables:
  Interest...............................      4,911,246
  Investment securities sold.............      1,298,576
  Fund shares sold.......................        322,277
                                            ------------
        Total assets.....................    522,348,094
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     16,994,043
  Fund shares redeemed...................        406,922
  Adviser................................        107,113
  Administrator..........................         85,690
  Shareholder communication..............         68,362
  NYLIFE Distributors....................          3,556
Accrued expenses.........................         46,836
                                            ------------
        Total liabilities................     17,712,522
                                            ------------
Net assets...............................   $504,635,572
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    361,722
  Service Class..........................         14,631
Additional paid-in capital...............    495,634,442
Net unrealized appreciation on
  investments............................      8,624,777
                                            ------------
Net assets...............................   $504,635,572
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $485,032,551
                                            ============
  Shares of capital stock outstanding....     36,172,197
                                            ============
  Net asset value per share
    outstanding..........................   $      13.41
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 19,603,021
                                            ============
  Shares of capital stock outstanding....      1,463,080
                                            ============
  Net asset value per share
    outstanding..........................   $      13.40
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $ 22,245,300
                                            ------------
Expenses:
  Advisory...............................      1,299,431
  Administration.........................      1,039,545
  Shareholder communication..............        216,739
  Professional...........................        139,186
  Directors..............................         27,852
  Portfolio pricing......................         14,338
  Service................................         12,080
  Miscellaneous..........................         47,635
                                            ------------
        Total expenses...................      2,796,806
                                            ------------
Net investment income....................     19,448,494
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.........     13,627,665
Net change in unrealized appreciation on
  investments............................    (10,541,500)
                                            ------------
Net realized and unrealized gain on
  investments............................      3,086,165
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 22,534,659
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 19,448,494   $ 20,207,058
  Net realized gain on investments..........................    13,627,665      6,170,417
  Net change in unrealized appreciation on investments......   (10,541,500)    11,948,215
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    22,534,659     38,325,690
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Initial Class...........................................   (19,902,818)   (20,660,496)
    Service Class...........................................      (768,712)            --
  From net realized gain on investments:
    Initial Class...........................................   (11,892,619)      (206,736)
    Service Class...........................................      (466,633)            --
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (33,030,782)   (20,867,232)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    77,278,859    124,748,902
    Service Class...........................................    19,885,771             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Initial Class...........................................    31,795,437     20,867,232
    Service Class...........................................     1,235,344             --
                                                              ------------   ------------
                                                               130,195,411    145,616,134
  Cost of shares redeemed:
    Initial Class...........................................   (96,297,101)   (54,317,370)
    Service Class...........................................      (506,395)            --
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    33,391,915     91,298,764
                                                              ------------   ------------
Net increase in net assets..................................    22,895,792    108,757,222
NET ASSETS:
Beginning of year...........................................   481,739,780    372,982,558
                                                              ------------   ------------
End of year.................................................  $504,635,572   $481,739,780
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                          INITIAL CLASS                          SERVICE CLASS
                                       ----------------------------------------------------      -------------
                                                                                                    JUNE 4,
                                                                                                    2003(A)
                                                                                                    THROUGH
                                                      YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                         2003       2002       2001       2000       1999            2003
                                       -----------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $  13.73   $  13.11   $  12.59   $  12.24   $  13.23        $  14.33
                                       --------   --------   --------   --------   --------        --------
Net investment income................      0.52(b)     0.60      0.65       0.85       0.78            0.28(b)
Net realized and unrealized gain
  (loss) on investments..............      0.10       0.64       0.52       0.35      (0.99)          (0.28)
                                       --------   --------   --------   --------   --------        --------
Total from investment operations.....      0.62       1.24       1.17       1.20      (0.21)          (0.00)(c)
                                       --------   --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income.........     (0.59)     (0.61)     (0.65)     (0.85)     (0.78)          (0.58)
  From net realized gain on
    investments......................     (0.35)     (0.01)        --         --      (0.00)(c)       (0.35)
                                       --------   --------   --------   --------   --------        --------
Total dividends and distributions....     (0.94)     (0.62)     (0.65)     (0.85)     (0.78)          (0.93)
                                       --------   --------   --------   --------   --------        --------
Net asset value at end of period.....  $  13.41   $  13.73   $  13.11   $  12.59   $  12.24        $  13.40
                                       ========   ========   ========   ========   ========        ========
Total investment return..............      4.52%      9.48%      9.27%      9.82%     (1.53%)         0.00%(d)(e)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............      3.75%      4.93%      5.66%      6.37%      5.86%           3.50%+(f)
  Expenses...........................      0.54%      0.52%      0.52%      0.51%      0.50%           0.79%+
Portfolio turnover rate..............       149%        76%        54%        58%       161%            149%
Net assets at end of period (in
  000's).............................  $485,033   $481,740   $372,983   $257,573   $287,361        $ 19,603

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

SHORT-TERM INVESTMENTS (99.8%)+
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
BANK NOTES (2.9%)
Bank One Corp.
 Chicago, Illinois
 1.37%, due 5/10/04 (b)(c).......  $ 3,500,000   $  3,502,872
 1.44%, due 5/7/04 (c)...........    4,000,000      4,004,414
Bayerische Landesbank N.Y.
 5.00%, due 7/20/04 (c)..........    3,000,000      3,060,120
                                                 ------------
                                                   10,567,406
                                                 ------------
CERTIFICATES OF DEPOSIT (2.0%) (Yankee Certificates of
Deposit)
Barclays Bank PLC NY
 1.10%, due 11/8/04 (b)(c).......    3,000,000      2,999,226
UBS AG Stamford CT
 1.24%, due 3/17/04 (c)..........    4,000,000      4,001,162
                                                 ------------
                                                    7,000,388
                                                 ------------
COMMERCIAL PAPER (35.3%)
Abbey Express Credit Corp.
 1.14%, due 5/14/04..............    3,000,000      2,987,326
ABN-Amro North America Finance,
 Inc.
 1.06%, due 3/11/04..............    3,000,000      2,993,817
American Express Credit Corp.
 1.06%, due 3/23/04..............    3,000,000      2,992,757
American General Finance Corp.
 1.04%, due 3/25/04..............    3,500,000      3,491,507
ANZ (DE), Inc.
 1.08%, due 1/12/04..............    3,900,000      3,898,713
Atlantis One Funding Corp.
 1.14%, due 1/28/04 (a)..........    3,400,000      3,397,093
Barclays U.S. Funding Corp.
 1.08%, due 1/12/04..............    4,000,000      3,998,680
BP Amoco Capital PLC
 1.03%, due 3/26/04..............    2,125,000      2,119,832
Dexia Delaware LLC
 1.06%, due 1/7/04...............    3,000,000      2,999,470
European Investment Bank
 1.06%, due 2/2/04-2/10/04.......    6,575,000      6,568,310
General Electric Capital Co.
 1.06%, due 4/14/04..............    3,200,000      3,190,201
Goldman Sachs Group, Inc.
 0.92%, due 2/6/04...............    3,025,000      3,022,217
 1.10%, due 5/24/04..............    3,650,000      3,633,940
 1.15%, due 5/17/04..............    1,150,000      1,144,967
HBOS Treasury Services
 1.09%, due 2/23/04..............    5,500,000      5,491,174
ING U.S. Funding LLC
 1.07%, due 3/17/04..............    3,000,000      2,993,223
 1.09%, due 3/10/04..............    4,000,000      3,991,643
KfW International Finance, Inc.
 1.06%, due 1/23/04 (a)..........    4,150,000      4,147,312
 1.08%, due 3/9/04 (a)...........    1,225,000      1,222,501
Lloyds Bank PLC
 1.07%, due 2/26/04..............    4,100,000      4,093,176

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
COMMERCIAL PAPER (Continued)
Merrill Lynch & Co., Inc.
 6.00%, due 11/15/04.............  $ 2,750,000   $  2,855,169
Nationwide Building Society
 1.06%, due 3/31/04..............    3,000,000      2,991,825
Prudential Funding LLC
 1.10%, due 3/22/04..............    4,000,000      3,990,100
Quebec Province
 1.13%, due 3/29/04..............    2,650,000      2,642,680
 1.20%, due 6/7/04...............    3,100,000      3,083,673
Rabobank USA Financial Corp.
 1.07%, due 1/30/04..............    4,750,000      4,745,906
 1.08%, due 4/22/04..............    3,000,000      2,989,920
Receivables Capital Corp.
 1.08%, due 1/13/04 (a)..........    3,000,000      2,998,920
San Paolo IMI US Financial
 1.08%, due 3/16/04..............    3,000,000      2,993,281
Santander Hispano Finance
 1.10%, due 4/13/04..............    3,000,000      2,990,558
Shell Finance (U.K.) PLC
 1.05%, due 3/9/04...............    3,400,000      3,393,257
 1.08%, due 3/16/04..............    4,100,000      4,090,775
Societe Generale N.A., Inc.
 1.08%, due 2/10/04..............    3,500,000      3,495,800
 1.09%, due 3/15/04..............    3,000,000      2,993,309
Svenska Handelsbanken AB
 1.08%, due 2/11/04-2/17/04......    5,150,000      5,143,081
Swiss Re Financial Products
 1.10%, due 2/13/04 (a)..........    3,725,000      3,720,106
UBS Finance Delaware LLC
 1.08%, due 2/25/04..............    3,700,000      3,693,895
                                                 ------------
                                                  127,190,114
                                                 ------------
CORPORATE BONDS (9.0%)
Abbott Laboratories
 5.125%, due 7/1/04 (c)..........    4,000,000      4,074,296
Bank of Amercia Corp.
 6.625%, due 6/15/04 (c).........    3,752,000      3,844,240
J.P. Morgan Chase & Co.
 5.75%, due 4/15/04 (c)..........    5,288,000      5,356,607
Metropolitan Life Insurance Co.
 Series EXL
 1.15%, due 4/28/04 (a)(b)(c)....    4,000,000      4,000,000
Morgan Stanley Dean Witter & Co.
 5.625%, due 1/20/04 (c).........    4,000,000      4,009,490
Wachovia Corp.
 5.625%, due 6/15/04 (c).........    5,774,000      5,919,605
Wells Fargo & Co.
 6.625%, due 7/15/04 (c).........    5,000,000      5,143,397
                                                 ------------
                                                   32,347,635
                                                 ------------
MEDIUM-TERM NOTES (5.6%)
American Express Credit Corp.
 Series B
 1.20%, due 3/5/08 (b)(c)........    4,000,000      4,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
MEDIUM-TERM NOTES (Continued)
General Electric Capital Co.
 Series A
 1.27%, due 5/7/04 (b)(c)........  $ 4,000,000   $  4,001,807
Merrill Lynch & Co. Series B
 5.88%, due 1/15/04 (c)..........    6,000,000      6,010,882
Morgan Stanley Dean Witter & Co.
 1.46%, due 2/2/04 (b)(c)........    1,200,000      1,200,351
 Series C
 1.48%, due 5/11/04 (b)(c).......    5,000,000      5,005,770
                                                 ------------
                                                   20,218,810
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (41.4%)
Federal Home Loan Banks
 (Discount Notes)
 1.04%, due 1/14/04-1/21/04......    6,975,000      6,971,572
 1.07%, due 3/26/04..............    3,500,000      3,491,158
 1.08%, due 3/19/04..............    4,000,000      3,990,640
 1.12%, due 4/28/04..............    4,325,000      4,309,122
 1.13%, due 4/23/04-5/19/04......    7,000,000      6,972,781
 1.14%, due 4/30/04..............    2,200,000      2,191,640
Federal Home Loan Mortgage Corporation
 (Discount Notes)
 1.04%, due 3/4/04...............    3,450,000      3,443,721
 1.05%, due 4/16/04..............    2,775,000      2,766,421
 1.06%, due 3/1/04-4/5/04........    8,275,000      8,255,450
 1.08%, due 2/10/04-5/13/04......   13,750,000     13,719,468
 1.12%, due 3/12/04..............    4,000,000      3,991,164
Federal National Mortgage
 Association (Discount Notes)
 1.04%, due 4/6/04...............    2,900,000      2,891,957
 1.05%, due 1/29/04-3/24/04......    6,225,000      6,214,623
 1.08%, due 3/8/04-4/30/04.......    6,325,000      6,306,046
 1.10%, due 3/3/04-4/21/04.......   12,000,000     11,968,110
 1.11%, due 1/28/04..............    3,500,000      3,497,086
 1.12%, due 2/4/04-2/6/04........   11,250,000     11,237,770
 1.13%, due 5/5/04...............    4,000,000      3,984,306
 1.17%, due 5/26/04..............    1,175,000      1,169,425
 1.18%, due 6/2/04...............    3,850,000      3,830,692
 1.27%, due 9/13/04..............    3,400,000      3,369,246

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)
United States Treasury Bills
 (Discount Notes)
 0.95%, due 1/15/04..............  $ 6,350,000   $  6,347,654
 0.96%, due 1/8/04...............    3,600,000      3,599,327
 0.98%, due 3/18/04..............    4,750,000      4,740,043
 1.01%, due 1/22/04-2/5/04.......   11,500,000     11,491,265
 1.02%, due 2/12/04-5/27/04......    8,200,000      8,181,944
                                                 ------------
                                                  148,932,631
                                                 ------------
                                     SHARES         VALUE
                                     ----------------------
INVESTMENT COMPANY (3.6%)
Merrill Lynch Premier
 Institutional Fund 1.05% (b)....   12,840,725     12,840,725
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $359,097,709)
 (d).............................         99.8%   359,097,709
Cash and Other Assets
 Less Liabilities................          0.2        876,744
                                   -----------   ------------
Net Assets.......................        100.0%  $359,974,453
                                   ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2003.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT+
                                 ------------------------
Banks #........................  $110,304,494      30.6%
Consumer Financial Services....     3,720,106       1.0
Finance........................    22,705,529       6.4
Foreign Government.............     5,726,353       1.6
Diversified Manufacturing
  Services.....................     7,192,008       2.0
Health Technology..............     4,074,296       1.1
Insurance......................     7,990,100       2.2
Investment Bank/Brokerage......    20,018,127       5.6
Investment Company *...........    12,840,725       3.6
Special Purpose Finance........    15,593,340       4.3
U.S. Government &
  Federal Agencies.............   148,932,631      41.4
                                 ------------     ------
                                  359,097,709      99.8
Cash and Other Assets, Less
  Liabilities..................       876,744       0.2
                                 ------------     ------
Net Assets.....................  $359,974,453     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
* Merrill Lynch Premier Institutional Fund is valued at market value.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (amortized cost $359,097,709)..........   $359,097,709
Cash.....................................         10,535
Receivables:
  Fund shares sold.......................        989,009
  Interest...............................        795,505
                                            ------------
        Total assets.....................    360,892,758
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................        640,731
  Adviser................................         76,369
  Shareholder communication..............         67,071
  Administrator..........................         61,095
  Custodian..............................          6,053
Accrued expenses.........................         30,497
Dividend payable.........................         36,489
                                            ------------
        Total liabilities................        918,305
                                            ------------
Net assets...............................   $359,974,453
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  3,599,735
Additional paid-in capital...............    356,369,930
Accumulated undistributed net realized
  gain on investments....................          4,788
                                            ------------
Net assets applicable to outstanding
  shares.................................   $359,974,453
                                            ============
Shares of capital stock outstanding......    359,973,529
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $  5,478,759
                                            ------------
Expenses:
  Advisory...............................      1,120,556
  Administration.........................        896,445
  Shareholder communication..............        256,232
  Professional...........................        106,220
  Custodian..............................         41,598
  Directors..............................         25,763
  Miscellaneous..........................         17,399
                                            ------------
        Total expenses...................      2,464,213
                                            ------------
Net investment income....................      3,014,546
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          5,686
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,020,232
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                   2003              2002
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     3,014,546   $     6,525,769
  Net realized gain on investments..........................            5,686            26,823
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        3,020,232         6,552,592
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (3,014,546)       (6,525,769)
  From net realized gain on investments.....................          (27,721)           (2,664)
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (3,042,267)       (6,528,433)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................      939,340,790     1,790,830,476
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        3,042,267         6,528,190
                                                              ---------------   ---------------
                                                                  942,383,057     1,797,358,666
  Cost of shares redeemed...................................   (1,100,734,862)   (1,760,205,751)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     (158,351,805)       37,152,915
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................     (158,373,840)       37,177,074
NET ASSETS:
Beginning of year...........................................      518,348,293       481,171,219
                                                              ---------------   ---------------
End of year.................................................  $   359,974,453   $   518,348,293
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                             YEAR ENDED DECEMBER 31
                                                          2003         2002         2001             2000         1999
                                                        ----------------------------------------------------------------
Net asset value at beginning of year..................  $   1.00     $   1.00     $   1.00         $   1.00     $   1.00
                                                        --------     --------     --------         --------     --------
Net investment income.................................      0.01         0.01         0.04             0.06         0.05
Net realized gain on investments......................      0.00(a)      0.00(a)      0.00(a)            --         0.00(a)
                                                        --------     --------     --------         --------     --------
Total from investment operations......................      0.01         0.01         0.04             0.06         0.05
                                                        --------     --------     --------         --------     --------
Less dividends and distributions:
  From net investment income..........................     (0.01)       (0.01)       (0.04)           (0.06)       (0.05)
  From net realized gain on investments...............     (0.00)(a)    (0.00)(a)    (0.00)(a)           --        (0.00)(a)
                                                        --------     --------     --------         --------     --------
Total dividends and distributions.....................     (0.01)       (0.01)       (0.04)           (0.06)       (0.05)
                                                        --------     --------     --------         --------     --------
Net asset value at end of year........................  $   1.00     $   1.00     $   1.00         $   1.00     $   1.00
                                                        ========     ========     ========         ========     ========
Total investment return...............................      0.67%        1.36%        3.84%            6.06%        4.84%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................      0.67%        1.33%        3.57%            5.87%        4.79%
  Expenses............................................      0.55%        0.55%        0.54%            0.52%        0.51%
Net assets at end of year (in 000's)..................  $359,974     $518,348     $481,171         $305,915     $454,470

------------

(a)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (98.9%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE & DEFENSE (2.9%)
Empresa Brasileira de Aeronautica
 S.A. ADR (b)....................      201,600   $  7,062,048
Northrop Grumman Corp............       86,200      8,240,720
United Technologies Corp.........      103,600      9,818,172
                                                 ------------
                                                   25,120,940
                                                 ------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.........      156,300      8,233,884
Coca-Cola Co. (The)..............      179,200      9,094,400
                                                 ------------
                                                   17,328,284
                                                 ------------
BIOTECHNOLOGY (4.2%)
Amgen, Inc. (a)..................      139,200      8,602,560
Chiron Corp. (a).................      189,100     10,776,809
Genzyme Corp. (a)................      213,900     10,553,826
Gilead Sciences, Inc. (a)........       73,800      4,290,732
Invitrogen Corp. (a).............       38,000      2,660,000
                                                 ------------
                                                   36,883,927
                                                 ------------
CAPITAL MARKETS (5.3%)
Bank of New York Co., Inc.
 (The)...........................      269,600      8,929,152
Franklin Resources, Inc..........      187,500      9,761,250
Goldman Sachs Group, Inc.
 (The)...........................      134,400     13,269,312
Morgan Stanley...................      244,800     14,166,576
                                                 ------------
                                                   46,126,290
                                                 ------------
CHEMICALS (2.1%)
E.I. du Pont de Nemours & Co.....       95,000      4,359,550
Eastman Chemical Co..............      118,500      4,684,305
PPG Industries, Inc..............      147,100      9,417,342
                                                 ------------
                                                   18,461,197
                                                 ------------
COMMERCIAL BANKS (5.0%)
Bank of America Corp.............      102,100      8,211,903
Bank One Corp....................      203,200      9,263,888
PNC Financial Services
 Group, Inc. (The)...............      159,200      8,713,016
U.S. Bancorp.....................      347,000     10,333,660
Wells Fargo & Co.................      125,000      7,361,250
                                                 ------------
                                                   43,883,717
                                                 ------------
COMMUNICATIONS EQUIPMENT (3.1%)
Avaya, Inc. (a)..................      592,100      7,661,774
Cisco Systems, Inc. (a)..........      514,200     12,489,918
Nokia Corp. ADR (b)..............      416,800      7,085,600
                                                 ------------
                                                   27,237,292
                                                 ------------
COMPUTERS & PERIPHERALS (4.5%)
Dell, Inc. (a)...................      423,300     14,375,268
EMC Corp. (a)....................      687,300      8,879,916
Hewlett-Packard Co...............      373,600      8,581,592
International Business Machines
 Corp............................       85,800      7,951,944
                                                 ------------
                                                   39,788,720
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------
CONSUMER FINANCE (2.0%)
American Express Co..............      191,700   $  9,245,691
MBNA Corp........................      338,400      8,409,240
                                                 ------------
                                                   17,654,931
                                                 ------------
CONTAINERS & PACKAGING (0.5%)
Smurfit-Stone Container Corp.
 (a).............................      247,800      4,601,646
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
Citigroup, Inc...................      410,184     19,910,331
                                                 ------------

ELECTRIC UTILITIES (3.0%)
Dominion Resources, Inc..........      122,600      7,825,558
Exelon Corp......................      136,500      9,058,140
Southern Co. (The)...............      301,400      9,117,350
                                                 ------------
                                                   26,001,048
                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Emerson Electric Co..............      102,500      6,636,875
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.4%)
ENSCO International, Inc.........      116,700      3,170,739
                                                 ------------

FOOD & STAPLES RETAILING (1.3%)
Wal-Mart Stores, Inc.............      207,700     11,018,485
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (6.1%)
Alcon, Inc.......................      145,400      8,802,516
Boston Scientific Corp. (a)......      453,800     16,681,688
Guidant Corp.....................      175,300     10,553,060
Stryker Corp.....................       83,200      7,072,832
Zimmer Holdings, Inc. (a)........      151,800     10,686,720
                                                 ------------
                                                   53,796,816
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.8%)
Aetna, Inc.......................       75,800      5,122,564
Anthem, Inc. (a).................      121,700      9,127,500
WellPoint Health Networks, Inc.
 (a).............................      105,000     10,183,950
                                                 ------------
                                                   24,434,014
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.0%)
International Game Technology....      296,500     10,585,050
McDonald's Corp..................      330,200      8,198,866
Starwood Hotels & Resorts
 Worldwide, Inc..................      207,800      7,474,566
                                                 ------------
                                                   26,258,482
                                                 ------------
HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble Co. (The).......      122,300     12,215,324
                                                 ------------

INDUSTRIAL CONGLOMERATES (5.1%)
3M Co............................      210,800     17,924,324
General Electric Co..............      589,000     18,247,220
Textron, Inc.....................      145,000      8,273,700
                                                 ------------
                                                   44,445,244
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                                   -----------------------
INSURANCE (3.4%)
ACE, Ltd.........................      218,200   $  9,037,844
Allstate Corp. (The).............      294,200     12,656,484
Travelers Property Casualty Corp.
 Class A.........................      459,200      7,705,376
                                                 ------------
                                                   29,399,704
                                                 ------------
INTERNET & CATALOG RETAIL (0.9%)
eBay, Inc. (a)...................      120,400      7,776,636
                                                 ------------

IT SERVICES (0.9%)
SunGard Data Systems, Inc. (a)...      295,500      8,188,305
                                                 ------------

MACHINERY (2.3%)
Eaton Corp.......................       87,600      9,459,048
Illinois Tool Works, Inc.........      125,300     10,513,923
                                                 ------------
                                                   19,972,971
                                                 ------------
MEDIA (4.6%)
Clear Channel Communications,
 Inc.............................      220,800     10,340,064
Comcast Corp. Class A (a)........      198,200      6,514,834
Time Warner, Inc. (a)............      549,600      9,887,304
Tribune Co.......................       86,600      4,468,560
Viacom, Inc. Class B.............      202,600      8,991,388
                                                 ------------
                                                   40,202,150
                                                 ------------
METALS & MINING (1.3%)
Phelps Dodge Corp. (a)...........      148,900     11,329,801
                                                 ------------
MULTILINE RETAIL (1.0%)
Target Corp......................      221,800      8,517,120
                                                 ------------
OIL & GAS (3.2%)
ConocoPhillips...................      163,900     10,746,923
Devon Energy Corp................      144,300      8,262,618
ExxonMobil Corp..................      225,000      9,225,000
                                                 ------------
                                                   28,234,541
                                                 ------------
PERSONAL PRODUCTS (1.4%)
Avon Products, Inc...............      184,500     12,451,905
                                                 ------------

PHARMACEUTICALS (3.8%)
Abbott Laboratories..............      232,600     10,839,160
Mylan Laboratories, Inc..........      185,500      4,685,730
Pfizer, Inc......................      264,100      9,330,653
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................      151,300      8,580,223
                                                 ------------
                                                   33,435,766
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------
REAL ESTATE (2.2%)
Equity Office Properties Trust...      242,000   $  6,933,300
Equity Residential...............      278,118      8,207,262
ProLogis.........................      137,600      4,415,584
                                                 ------------
                                                   19,556,146
                                                 ------------
ROAD & RAIL (1.1%)
Canadian National Railway Co.....      154,400      9,770,432
                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.6%)
Applied Materials, Inc. (a)......      509,500     11,438,275
Intel Corp.......................      477,500     15,375,500
Micron Technology, Inc. (a)......      815,400     10,983,438
Teradyne, Inc. (a)...............      406,400     10,342,880
Texas Instruments, Inc...........      332,700      9,774,726
                                                 ------------
                                                   57,914,819
                                                 ------------
SOFTWARE (4.8%)
BEA Systems, Inc. (a)............      502,200      6,177,060
Mercury Interactive Corp. (a)....      133,400      6,488,576
Microsoft Corp...................      520,500     14,334,570
SAP AG ADR (b)...................      193,800      8,054,328
VERITAS Software Corp. (a).......      197,900      7,353,964
                                                 ------------
                                                   42,408,498
                                                 ------------
SPECIALTY RETAIL (1.6%)
Home Depot, Inc. (The)...........      227,600      8,077,524
TJX Cos., Inc. (The).............      271,200      5,979,960
                                                 ------------
                                                   14,057,484
                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
NIKE, Inc. Class B...............      136,400      9,337,944
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Nextel Communications, Inc. Class
 A (a)...........................      270,700      7,595,842
                                                 ------------
Total Common Stocks (Cost
 $728,395,218)...................                 865,124,366
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (1.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
U.S. GOVERNMENT & FEDERAL AGENCY (1.0%)
Inter-American Development Bank
 1.04%, due 1/5/04...............  $ 3,000,000   $  2,999,653
United States Treasury Bill
 0.60%, due 1/2/04...............    5,766,000      5,765,904
                                                 ------------
Total Short-Term Investments
 (Cost $8,765,557)...............                   8,765,557
                                                 ------------
Total Investments
 (Cost $737,160,775) (c).........         99.9%   873,889,923(d)
Cash and Other Assets,
 Less Liabilities................          0.1        629,199
                                   -----------   ------------
Net Assets.......................        100.0%  $874,519,122
                                   ===========   ============

------------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $738,430,737.
(d) At December 31, 2003 net unrealized appreciation was $135,459,186, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $146,271,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,811,848.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $737,160,775)........   $ 873,889,923
Cash....................................         129,344
Receivables:
  Dividends.............................       1,062,407
  Fund shares sold......................         133,452
                                           -------------
        Total assets....................     875,215,126
                                           -------------
LIABILITIES:
Payables:
  Fund shares redeemed..................         215,532
  Adviser...............................         180,452
  Administrator.........................         144,362
  Shareholder communication.............         108,353
  Custodian.............................           3,382
  NYLIFE Distributors...................           1,831
Accrued expenses........................          42,092
                                           -------------
        Total liabilities...............         696,004
                                           -------------
Net assets..............................   $ 874,519,122
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     460,966
  Service Class.........................           5,415
Additional paid-in capital..............     910,585,390
Accumulated net realized loss on
  investments...........................    (173,261,797)
Net unrealized appreciation on
  investments...........................     136,729,148
                                           -------------
Net assets..............................   $ 874,519,122
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 864,373,000
                                           =============
  Shares of capital stock outstanding...      46,096,563
                                           =============
  Net asset value per share
    outstanding.........................   $       18.75
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $  10,146,122
                                           =============
  Shares of capital stock outstanding...         541,503
                                           =============
  Net asset value per share
    outstanding.........................   $       18.74
                                           =============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a).........................   $  11,805,030
  Interest..............................         277,804
                                           -------------
        Total income....................      12,082,834
                                           -------------
Expenses:
  Advisory..............................       1,919,245
  Administration........................       1,535,396
  Shareholder communication.............         289,658
  Professional..........................         147,943
  Directors.............................          38,989
  Custodian.............................          18,567
  Service...............................           5,695
  Miscellaneous.........................          39,385
                                           -------------
        Total expenses..................       3,994,878
                                           -------------
Net investment income...................       8,087,956
                                           -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments........      18,759,322
Net change in unrealized depreciation on
  investments...........................     156,761,390
                                           -------------
Net realized and unrealized gain on
  investments...........................     175,520,712
                                           -------------
Net increase in net assets resulting
  from operations.......................   $ 183,608,668
                                           =============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $47,575.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003            2002
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,087,956   $    7,920,580
  Net realized gain (loss) on investments...................    18,759,322     (155,774,962)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   156,761,390     (104,374,143)
                                                              ------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   183,608,668     (252,228,525)
                                                              ------------   --------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................    (8,089,391)      (7,833,561)
    Service Class...........................................       (85,863)              --
                                                              ------------   --------------
      Total dividends to shareholders.......................    (8,175,254)      (7,833,561)
                                                              ------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    29,371,935       57,067,004
    Service Class...........................................     9,527,499               --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................     8,089,391        7,833,561
    Service Class...........................................        85,863               --
                                                              ------------   --------------
                                                                47,074,688       64,900,565
  Cost of shares redeemed:
    Initial Class...........................................   (79,528,644)    (132,984,013)
    Service Class...........................................      (146,680)              --
                                                              ------------   --------------
  Decrease in net assets derived from capital share
    transactions............................................   (32,600,636)     (68,083,448)
                                                              ------------   --------------
Net increase (decrease) in net assets.......................   142,832,778     (328,145,534)
NET ASSETS:
Beginning of year...........................................   731,686,344    1,059,831,878
                                                              ------------   --------------
End of year.................................................  $874,519,122   $  731,686,344
                                                              ============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $       87,019
                                                              ============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                   INITIAL CLASS                           SERVICE CLASS
                                           -------------------------------------------------------------   -------------
                                                                                                              JUNE 5,
                                                                                                              2003(A)
                                                                                                              THROUGH
                                                              YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                             2003       2002         2001          2000          1999          2003
                                           -----------------------------------------------------------------------------
Net asset value at beginning of period...  $  14.98   $  19.99    $    24.28    $    27.78    $    23.62      $ 16.45
                                           --------   --------    ----------    ----------    ----------      -------
Net investment income....................      0.17(b)     0.16         0.14          0.15          0.16         0.07(b)
Net realized and unrealized gain (loss)
  on investments.........................      3.78      (5.01)        (4.29)        (1.06)         6.89         2.38
                                           --------   --------    ----------    ----------    ----------      -------
Total from investment operations.........      3.95      (4.85)        (4.15)        (0.91)         7.05         2.45
                                           --------   --------    ----------    ----------    ----------      -------
Less dividends and distributions:
  From net investment income.............     (0.18)     (0.16)        (0.14)        (0.15)        (0.16)       (0.16)
  From net realized gain on
    investments..........................        --         --            --         (2.44)        (2.73)          --
                                           --------   --------    ----------    ----------    ----------      -------
Total dividends and distributions........     (0.18)     (0.16)        (0.14)        (2.59)        (2.89)       (0.16)
                                           --------   --------    ----------    ----------    ----------      -------
Net asset value at end of period.........  $  18.75   $  14.98    $    19.99    $    24.28    $    27.78      $ 18.74
                                           ========   ========    ==========    ==========    ==========      =======
Total investment return..................     26.37%    (24.25%)      (17.09%)       (3.34%)       29.96%       14.93%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..................      1.05%      0.89%         0.66%         0.55%         0.63%        0.80%+(d)
  Expenses...............................      0.52%      0.51%         0.50%         0.50%         0.49%        0.77%+
Portfolio turnover rate..................        72%       120%           93%           77%           71%          72%
Net assets at end of period (in 000's)...  $864,373   $731,686    $1,059,832    $1,331,634    $1,312,905      $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares. The Bond and Growth Equity Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

                                      (A)

SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Portfolio securities of Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value.

                                      (B)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

                                      (C)

REPURCHASE AGREEMENTS. The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (D)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payable for investments purchased. The Portfolios maintain a segregated account containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll could be inferior to what was initially sold to the counterparty.

                                      (E)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

                                      (F)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment

                                                   MAINSTAY VP SERIES FUND, INC.

companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

                                      (G)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                      (H)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made.

Expenses (other than expenses incurred under the Distribution and Service Plan) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3-- Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio, under a Sub-Advisory Agreement with NYLIM. Bond and Growth Equity Portfolios are advised by NYLIM directly, without a sub-adviser.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, record keeping and bookkeeping services, and keep most of the financial and accounting records required to be maintained by the Portfolios.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all portfolios offering such shares, pursuant to a Distribution and Service Agreement.

                                      (C)

DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

                                      (D)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. Beginning January 1, 2003, the Audit Committee Chairman is receiving an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios. For the year ended December 31, 2003 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................   $16,614
Cash Management Portfolio...................................    13,909
Growth Equity Portfolio.....................................    24,302

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at December 31, 2003, are not affected.

                                                                             ACCUMULATED
                                                            ACCUMULATED     UNDISTRIBUTED
                                                           UNDISTRIBUTED     NET REALIZED
                                                           NET INVESTMENT   GAIN (LOSS) ON     ADDITIONAL
                                                           INCOME (LOSS)     INVESTMENTS     PAID-IN CAPITAL
                                                           --------------   --------------   ---------------
Bond Portfolio...........................................    $1,223,036      $(1,197,301)       $ (25,735)
Growth Equity Portfolio..................................           279          329,403         (329,682)

The reclassifications for the Portfolios are primarily due to reclassification of distributions, paydown gain (loss) and real estate investment trusts gain
(loss).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2003 and December 31, 2002 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                      2003                                      2002
                                     ---------------------------------------   ---------------------------------------
                                         TAX-BASED            TAX-BASED            TAX-BASED            TAX-BASED
                                     DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                      ORDINARY INCOME      LONG-TERM GAINS      ORDINARY INCOME      LONG-TERM GAINS
                                     ------------------   ------------------   ------------------   ------------------
Bond Portfolio.....................     $23,137,251           $9,893,531                 N/A               N/A
Cash Management Portfolio..........       3,042,267                    0           6,528,433                 0

As of December 31, 2003, the components of accumulated gain (loss) on a tax basis were as follows:

                                                                 ACCUMULATED      UNREALIZED        TOTAL
                                                     ORDINARY    CAPITAL AND     APPRECIATION    ACCUMULATED
                                                      INCOME    OTHER LOSSES    (DEPRECIATION)   GAIN (LOSS)
                                                     --------   -------------   --------------   ------------
Bond Portfolio.....................................   $    0    $           0    $  8,624,777    $  8,624,777
Cash Management Portfolio..........................    4,788                0               0           4,788
Growth Equity Portfolio............................        0     (171,991,835)    135,459,186     (36,532,649)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, and real estate investment trusts basis adjustments.

At December 31, 2003, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Growth Equity Portfolio, in the amount of approximately $17,081,000 and $154,911,000, through the years 2009 and 2010, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Growth Equity Portfolio utilized $19,494,791 of capital loss carryforwards during the year ended December 31, 2003.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2003.

--------------------------------------------------------------------------------
NOTE 6--Other Matters:
--------------------------------------------------------------------------------

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay VP Series Funds, Inc. have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              ---------------------------------------------
U.S. Government securities..................................  $566,626    $437,040    $     --    $     --
All others..................................................   248,234     282,393     531,915     537,067
                                                               --------------------------------------------
Total.......................................................  $814,860    $719,433    $531,915    $537,067
                                                              =============================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the year ended December 31, 2003 and the year ended December 31, 2002 were as follows:

                                         BOND PORTFOLIO
                           ------------------------------------------
                             INITIAL        SERVICE        INITIAL
                              CLASS          CLASS          CLASS
                           ------------   ------------   ------------
                                            JUNE 4,                      CASH MANAGEMENT PORTFOLIO
                                             2003*                      ---------------------------
                            YEAR ENDED      THROUGH       YEAR ENDED     YEAR ENDED     YEAR ENDED
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                               2003           2003           2002           2003           2002
                           ------------------------------------------------------------------------
Shares sold.............       5,540         1,407           9,154          939,341      1,790,743
Shares issued in
 reinvestment of
 dividends and
 distributions..........       2,374            92           1,519            3,042          6,528
                           ------------------------------------------------------------------------
                               7,914         1,499          10,673          942,383      1,797,271
Shares redeemed.........      (6,831)          (36)         (4,033)      (1,100,735)    (1,760,121)
                           ------------------------------------------------------------------------
Net increase
 (decrease).............       1,083         1,463           6,640         (158,352)        37,150
                           ========================================================================

                                   GROWTH EQUITY PORTFOLIO
                          ------------------------------------------
                            INITIAL        SERVICE        INITIAL
                             CLASS          CLASS          CLASS
                          ------------   ------------   ------------
                                           JUNE 5,
                                            2003*
                           YEAR ENDED      THROUGH       YEAR ENDED
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                              2003           2003           2002
                          ------------------------------------------
Shares sold.............      1,834          545            3,187
Shares issued in
 reinvestment of
 dividends and
 distributions..........        433            5              524
                          ------------------------------------------
                              2,267          550            3,711
Shares redeemed.........     (5,018)          (8)          (7,884)
                          ------------------------------------------
Net increase
 (decrease).............     (2,751)         542           (4,173)
                          ==========================================

---------------

* Commencement of Operations.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Growth Equity Portfolio (three of the nineteen Portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2004

MAINSTAY VP SERIES FUND, INC. -- DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 INTERESTED DIRECTORS*
-----------------------------------------------------------------------------------------------------------------------
 GARY E. WENDLANDT         Chairman and Chief  Chief Executive Officer, Chairman        42                  None
 10/8/50                   Executive Officer   and Manager, New York Life
                           since 2002 and      Investment Management LLC (including
                           Director since      predecessor advisory organizations)
                           2001                and New York Life Investment
                                               Management Holdings LLC; Executive
                                               Vice President, New York Life
                                               Insurance Company; Executive Vice
                                               President and Manager, NYLIFE LLC;
                                               Manager, NYLIFE Distributors LLC;
                                               Chairman, McMorgan & Company LLC;
                                               Manager, MacKay Shields LLC;
                                               Executive Vice President, New York
                                               Life Insurance and Annuity
                                               Corporation; Chairman and Trustee,
                                               The MainStay Funds (23 portfolios);
                                               Executive Vice President and Chief
                                               Investment Officer, MassMutual Life
                                               Insurance Company (1993 to 1999).
-----------------------------------------------------------------------------------------------------------------------

 ANNE F. POLLACK           President since     Senior Vice President and Chief          19                  None
 11/7/55                   1990 and Director   Investment Officer, New York Life
                           since 1989          Insurance Company; Senior Vice
                                               President, Chief Investment Officer
                                               and Manager, NYLIFE LLC; Senior Vice
                                               President and Director, New York
                                               Life Insurance and Annuity
                                               Corporation and NYLIFE Insurance
                                               Company of Arizona; Senior Vice
                                               President, Chief Investment Officer
                                               and Manager, New York Life
                                               International, LLC; Director, NYLIFE
                                               Securities Inc.
-----------------------------------------------------------------------------------------------------------------------

 ROBERT D. ROCK            Vice President      Senior Vice President, New York Life     19                  None
 12/16/54                  since 1985 and      Insurance Company; Senior Vice
                           Director since      President, Chief Investment Officer
                           1984                and Director, New York Life
                                               Insurance and Annuity Corporation
                                               and NYLIFE Insurance Company of
                                               Arizona; Senior Vice President and
                                               Manager, NYLIFE Distributors LLC;
                                               Senior Vice President, NYLIFE
                                               Securities Inc.
-----------------------------------------------------------------------------------------------------------------------

* Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                   MAINSTAY VP SERIES FUND, INC.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 MICHAEL J. DRABB          Director since      Retired. Executive Vice President,       19           Director, MONY
 10/4/33                   1994                O'Brien Asset Management (1993 to                     Series Fund (7
                                               1999).                                                portfolios), Inc.;
                                                                                                     Director, New York
                                                                                                     Life Settlement
                                                                                                     Corporation.
-----------------------------------------------------------------------------------------------------------------------
 JILL FEINBERG             Director since      President, Jill Feinberg & Company,      19           Director, New York
 4/14/54                   1995                Inc. (special events and meeting                      Life Settlement
                                               planning firm).                                       Corporation
-----------------------------------------------------------------------------------------------------------------------

 DANIEL HERRICK            Director since      Retired. Treasurer and Executive         19                  None
 12/1/20                   1983                Officer, National Gallery of Art
                                               (1985 to 1995).
-----------------------------------------------------------------------------------------------------------------------

 ROMAN L. WEIL             Director since      V. Duane Rath Professor of               19                  None
 5/22/40                   1994                Accounting, Graduate School of
                                               Business, University of Chicago;
                                               President, Roman L. Weil Associates,
                                               Inc. (consulting firm).
-----------------------------------------------------------------------------------------------------------------------

 JOHN A. WEISSER , JR.     Director since      Retired. Managing Director of            19                  None
 10/22/41                  1997                Salomon Brothers, Inc. (1981 to
                                               1995).
-----------------------------------------------------------------------------------------------------------------------
 OFFICERS WHO ARE NOT
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 THEODORE A. MATHAS        Executive Vice      Executive Vice President and Co-Head    N/A                  None
 4/4/67                    President since     of Life & Annuity (as of January 1,
                           2002                2004) and Senior Vice President and
                                               Chief Operating Officer for Life &
                                               Annuity (1998 to December 2003), New
                                               York Life Insurance Company;
                                               Executive Vice President and
                                               Director, New York Life Insurance
                                               and Annuity Corporation and NYLIFE
                                               Insurance Company of Arizona;
                                               Director, NYLIFE Securities Inc.
-----------------------------------------------------------------------------------------------------------------------
 PATRICK J. FARRELL        Treasurer, Chief    Managing Director, New York Life        N/A                  None
 9/27/59                   Financial and       Investment Management LLC (including
                           Accounting Officer  predecessor advisory organizations);
                           since 2001          Vice President, Treasurer, Chief
                                               Financial and Accounting Officer,
                                               The MainStay Funds; Treasurer, Chief
                                               Financial and Accounting Officer,
                                               Eclipse Funds Inc. and Eclipse
                                               Funds; Chief Financial Officer and
                                               Assistant Treasurer, McMorgan Funds.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

 ROBERT A. ANSELMI         Secretary since     Senior Managing Director, General       N/A                  None
 10/19/46                  2001                Counsel and Secretary, New York Life
                                               Investment Management LLC (including
                                               predecessor advisory organizations);
                                               Secretary, New York Life Investment
                                               Management Holdings LLC; Senior Vice
                                               President, New York Life Insurance
                                               Company; Vice President and
                                               Secretary, McMorgan & Company LLC;
                                               Secretary, NYLIFE Distributors LLC;
                                               Secretary, The MainStay Funds,
                                               Eclipse Funds Inc. and Eclipse
                                               Funds; Managing Director and Senior
                                               Counsel, Lehman Brothers Inc.,
                                               (October 1998 to December 1999);
                                               General Counsel and Managing
                                               Director, JP Morgan Investment
                                               Management Inc. (1986 to September
                                               1998).
-----------------------------------------------------------------------------------------------------------------------

 RICHARD W. ZUCCARO        Tax Vice President  Vice President, New York Life           N/A                  None
 12/12/49                  since 1991          Insurance Company; Vice President,
                                               New York Life Insurance and Annuity
                                               Corporation, NYLIFE Insurance
                                               Company of Arizona, NYLIFE LLC,
                                               NYLIFE Securities Inc. and NYLIFE
                                               Distributors LLC; Tax Vice
                                               President, New York Life
                                               International, LLC; Tax Vice
                                               President, Eclipse Funds, Eclipse
                                               Funds Inc. and The MainStay Funds.
-----------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                     Gary E. Wendlandt, Chairman,
                       Chief Executive Officer and Director
                     Anne F. Pollack, President and Director
                     Michael J. Drabb, Director
                     Jill Feinberg, Director
                     Daniel Herrick, Director
                     Robert D. Rock, Director and Vice President
                     Roman L. Weil, Director
                     John A. Weisser, Jr., Director
                     Theodore A. Mathas, Executive Vice President
                     Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                     Robert A. Anselmi, Secretary
                     Richard W. Zuccaro, Tax Vice President
                               INVESTMENT ADVISER
                     New York Life Investment Management LLC
                                  SUB-ADVISERS
                     MacKay Shields LLC**
                     American Century Investment Management, Inc.
                     The Dreyfus Corporation
                     Eagle Asset Management, Inc.
                     Lord, Abbett & Co. LLC
                                 ADMINISTRATOR
                     New York Life Investment Management LLC
                                  DISTRIBUTOR
                     NYLIFE Distributors LLC
                                   CUSTODIANS
                     The Bank of New York
                     JP Morgan Chase & Co.
                            INDEPENDENT ACCOUNTANTS
                     PricewaterhouseCoopers LLP
                                 LEGAL COUNSEL
                     Dechert LLP

 * As of December 31, 2003.

** An affiliate of New York Life Investment Management LLC.

Some Portfolios may not be available in all products.